UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21539

          First Trust/Four Corners Senior Floating Rate Income Fund II
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141

                         Date of fiscal year end: May 31

                     Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Sareholders is attached herewith.


                                     ANNUAL

                                     REPORT

                               FOR THE YEAR ENDED

                                  MAY 31, 2008

          FIRST TRUST/ FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

(FOUR CORNERS CAPITAL MANAGEMENT LOGO)                        (FIRST TRUST LOGO)

TABLE OF CONTENTS

       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  ANNUAL REPORT
                                  MAY 31, 2008

Shareholder Letter .................................................    1
At A Glance ........................................................    2
Portfolio Commentary ...............................................    3
Portfolio of Investments ...........................................    6
Statement of Assets and Liabilities ................................   17
Statement of Operations ............................................   18
Statements of Changes in Net Assets ................................   19
Statement of Cash Flows ............................................   20
Financial Highlights ...............................................   21
Notes to Financial Statements ......................................   22
Report of Independent Registered Public Accounting Firm ............   29
Additional Information .............................................   30
Board of Trustees and Officers .....................................   34
Privacy Policy .....................................................   37

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, this report and other regulatory filings.

SHAREHOLDER LETTER

       FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II (FCT)
                                  ANNUAL REPORT
                                  MAY 31, 2008

Dear Shareholders:

The year 2007 and the first half of 2008 have been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long-term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund II. It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

As you may be aware, there is continuing uncertainty caused by the unprecedented auction failures of auction rate preferred securities, also known as ARPS, over the past several months. This Fund has issued this type of security, and First Trust believes that auction rate securities may continue to experience failed auctions. I want you to know that First Trust is seeking methods for refinancing the outstanding auction rate securities that are experiencing failed auctions. The ability to obtain this refinancing is contingent on finding third parties willing to provide such financing on a cost effective basis. We will report to you in the next edition of this report regarding this issue, or you may check with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to giving you up-to-date information about your investments so you and your financial advisor are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust/Four Corners
Senior Floating Rate Income Fund II

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
"AT A GLANCE"
AS OF MAY 31, 2008 (UNAUDITED)

FUND STATISTICS
Symbol on New York Stock Exchange                                      FCT
Common Share Price                                                  $14.76
Common Share Net Asset Value                                        $16.42
Premium (Discount) to NAV                                           (10.11)%
Net Assets Applicable to Common Shares                        $415,187,017
Current Monthly Distribution per Common Share (1)                  $0.1078
Current Annualized Distribution per Common Share                    $1.294
Current Distribution Rate on Closing Common Share Price (2)           8.76%
Current Distribution Rate on NAV (2)                                  7.88%

                 COMMON SHARE PRICE & NAV(WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

             Market     NAV
             ------   ------
 5/31/2007   $18.81   $18.90
  6/8/2007   $18.51   $18.81
 6/15/2007   $18.81   $18.83
 6/22/2007   $19.08   $18.84
 6/29/2007   $18.75   $18.80
  7/6/2007   $18.64   $18.64
 7/13/2007   $18.09   $18.55
 7/20/2007   $17.51   $18.42
 7/27/2007   $17.24   $17.89
  8/3/2007   $16.66   $17.41
 8/10/2007   $16.22   $17.56
 8/17/2007   $16.18   $17.55
 8/24/2007   $16.76   $17.54
 8/31/2007   $16.58   $17.53
  9/7/2007   $16.97   $17.43
 9/14/2007   $16.48   $17.48
 9/21/2007   $16.08   $17.74
 9/28/2007   $16.29   $17.90
 10/5/2007   $16.22   $17.86
10/12/2007   $16.24   $17.91
10/19/2007   $16.06   $17.90
10/26/2007   $16.09   $17.86
 11/2/2007   $16.13   $17.73
 11/9/2007   $15.68   $17.55
11/16/2007   $15.44   $17.45
11/23/2007   $14.83   $17.31
11/30/2007   $15.34   $17.29
 12/7/2007   $15.10   $17.20
12/14/2007   $14.95   $17.24
12/21/2007   $14.81   $17.23
12/28/2007   $14.89   $17.15
  1/4/2008   $15.35   $17.19
 1/11/2008   $15.40   $17.10
 1/18/2008   $15.17   $16.90
 1/25/2008   $15.07   $16.54
  2/1/2008   $14.81   $15.93
  2/8/2008   $13.89   $15.41
 2/15/2008   $13.04   $15.03
 2/22/2008   $13.54   $15.29
 2/29/2008   $13.85   $15.50
  3/7/2008   $13.75   $15.37
 3/14/2008   $13.44   $15.31
 3/20/2008   $13.52   $15.17
 3/28/2008   $13.53   $15.37
  4/4/2008   $13.78   $15.51
 4/11/2008   $14.09   $15.75
 4/18/2008   $14.71   $15.96
 4/25/2008   $14.96   $16.19
  5/2/2008   $14.74   $16.29
  5/9/2008   $14.88   $16.32
 5/16/2008   $14.77   $16.34
 5/23/2008   $14.53   $16.39
 5/30/2008   $14.76   $16.42

PERFORMANCE

                                                   Average Annual
                                                    Total Return
                                1 Year Ended   Inception (5/25/2004)
                                  5/31/2008         to 5/31/2008
                                ------------   ---------------------
Fund Performance
NAV (3)                            -5.19%              3.58%
Market Value (4)                  -14.32%             -0.28%
Index Performance
S&P/LSTA Leveraged Loan Index      -2.46%              3.83%

                                         % OF TOTAL
TOP 10 BORROWERS                        INVESTMENTS
-------------------------------------   -----------
Georgia-Pacific Corp.                          2.4%
Charter Communications Operating, LLC          2.1
Univision Communications, Inc.                 2.1
Las Vegas Sands, LLC                           1.9
CHS/Community Health Systems, Inc.             1.8
NRG Energy, Inc.                               1.5
DaVita, Inc.                                   1.5
Dole Food Company, Inc.                        1.3
WMG Acquisition Corp.                          1.3
Brenntag Holding GmbH & Company KG             1.3
                                              ----
   Total                                      17.2%
                                              ====

                                         % OF TOTAL
CREDIT QUALITY (S&P RATINGS) (5)        INVESTMENTS
-------------------------------------   -----------
BBB                                            0.5%
BBB-                                           7.5
BB+                                           10.3
BB                                            20.2
BB-                                           23.0
B+                                            17.6
B                                              6.7
B-                                             1.3
CCC+                                           0.5
CCC                                            0.2
CCC-                                           0.1
D                                              1.5
NR                                             2.9
NR (Privately Rated Securities)                6.8
Cash/Cash Equivalents                          0.9
                                             -----
   Total                                     100.0%
                                             =====

                                         % OF TOTAL
INDUSTRY CLASSIFICATION                 INVESTMENTS
-------------------------------------   -----------
Consumer Discretionary                        36.0%
Health Care                                   11.5
Industrials                                    8.8
Information Technologies                       8.1
Materials                                      7.2
Financials                                     7.1
Consumer Staples                               7.1
Utilities                                      5.9
Energy                                         4.8
Telecommunication Services                     2.7
Cash/Cash Equivalents                          0.8
                                             -----
   Total                                     100.0%
                                             =====

(1) Most recent distribution paid or of record through 5/31/08. This distribution was decreased subsequent to May 31, 2008. See Note 11 - "Subsequent Events" in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the year ended May 31, 2008 and then dividing by market price or NAV, as applicable, as of 5/31/08.

(3) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Four Corners Capital Management, LLC ("Four Corners") was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group, Ltd. ("Macquarie"). Four Corners manages approximately $3.8 billion of assets (as of May 31, 2008), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisors Act of 1940.

                            PORTFOLIO MANAGEMENT TEAM

MICHAEL P. MCADAMS, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. McAdams is responsible for overseeing Four Corners' investment and distribution activities. He has more than 29 years of experience in investment management and banking, all of which have been spent in leveraged finance. Prior to founding Four Corners, Mr. McAdams was with ING Capital Advisors, LLC, ("ICA") from 1995 to 2001. Mr. McAdams was a founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to working at ICA, Mr. McAdams was founding portfolio manager of the first retail senior floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE: PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company in New York. He received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/ Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams has been an active member of the Loan Syndication and Trading Association and was its Chairman in 2001, its Vice Chairman in 2002 and has been a Board Member and/or served on committees reporting to the Board since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution award in the U.S. Loan Market.

ROBERT I. BERNSTEIN, CFA, CHIEF INVESTMENT OFFICER

Mr. Bernstein is responsible for managing Four Corners' investment process. He has over 16 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

The primary investment objective of the First Trust/Four Corners Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The Fund's fiscal year ended May 31, 2008 included some of the most volatile conditions in Senior Loan market history, despite strong fundamental performance and record low default rates during much of the year. The year included the worst quarter ever recorded (Q1 2008), during which the S&P/LSTA Leveraged Loan Index ("Index") declined by -5.7%, and also included the best ever monthly Index gain of 3.7% in April. As described in more detail below, we expect ongoing volatility in the Senior Loan market to be higher than it had been prior to Fiscal 2008.

As the sub-prime crisis began to unfold in mid-2007, there was a spillover impact on the supply/demand relationship in the Senior Loan market. In recent years, structured, securitized investment products such as collateralized loan obligations ("CLOs") have been a significant source of demand in the Senior Loan market, driving Senior Loan spreads to historical lows. As the sub-prime crisis began to unfold, there was a dramatic global reduction in demand for all structured product assets, including CLOs. This, in turn, resulted in a swift and severe decline in demand for Senior Loans, even though most Senior Loans have no direct exposure to sub-prime mortgage assets.

This dramatic reduction in demand coincided with record levels of Senior Loan supply, as private equity firms sought to take advantage of favorable credit markets, and commercial and investment banks agreed to provide Senior Loan and high-yield bond financing for record amounts of mergers and acquisitions on very borrower-friendly terms. This increase in supply, coupled with the decrease in demand, created an imbalance that caused unprecedented declines in Senior Loan prices, despite the fact that most CLOs and Senior Loans continue to perform well.

The void created by the lack of CLO demand for Senior Loans has been partially filled by non-traditional Senior Loan investors such as hedge funds, distressed investors, newly created "dislocation" funds and equity-income funds. At reduced price levels, these non-traditional investors recognized attractive relative value in Senior Loans, which are typically secured and have priority claims over borrowers' assets. However, these new Senior Loan market investors are typically more focused on value across multiple asset classes, as opposed to being dedicated to investing in Senior Loans, and as credit spreads widen or asset prices decline across various asset classes, these investors are more likely to trade in and out of Senior Loans (depending upon their relative value). This increased capital velocity is in sharp contrast to the historically stable CLO investor base. While we believe that these "non-traditional" investors will continue to have incremental demand for loans and improve technical conditions overall, we also believe that, compared to historical periods, their participation in the Senior Loan market will result in higher volatility for the foreseeable future.

PERFORMANCE ANALYSIS

FCT's NAV return of -5.2%(1) was one of the highest among its "pure-play" peer group in Fiscal 2008, and the Fund's NAV return exceeded the broad peer group average of -7.6%.(2) This is a result of the Fund's focus on higher quality credit than many of its peers. The NAV return underperformed the Index return of -2.4% as a result of the negative impact of leverage, fees, expenses, and un-invested cash balances which were not part of the Index return. The Fund generated a total return of -14.3%(3) including market price change and dividends for Fiscal 2008. The Fund's closing price on May 31, 2008 was $14.76, which represented a 10.1% discount to its NAV, compared to the Fund's discount to NAV of 0.5% twelve months earlier.

While credit spreads have widened significantly during Fiscal 2008, the underlying FCT portfolio is still made up primarily of Senior Loans purchased during the last several years. The credit spreads on these Senior Loans are generally below the spreads on new Senior Loans which are being issued in the current environment. As the assets in the Fund prepay, we will re-invest the proceeds in either newly-issued Senior Loans that we expect to be on better economic and structural terms than those which were issued prior to the loan market correction, or pre-correction Senior Loans at discounted dollar prices.

The combination of reduced short-term interest rates and the credit spread compression of recent years has pressured the Fund's dividend. While the Fund has kept the dividend stable since October 2007, and had previously increased its dividend 13 times, it has announced a dividend reduction for the June 2008 monthly dividend. The dividend distribution totaled $1.37 per Common Share during the fiscal year, which represented an 8.7% decrease from the prior fiscal year. Based on the Fund's current dividend, FCT's distribution rate is 8.8% (calculated on the Fund's share price) and 7.9% (based on the Fund's NAV) as of May 31, 2008, which was the highest yield among pure-play competitors and better than the pure play peer group averages of 7.1% and 6.5%, respectively.

While we are disappointed with the Senior Loan market's heightened volatility and the Fund's poor market price performance, we do believe that the recent correction is healthy and good for the market overall. We were also pleased with the Fund's relative performance compared to the peer group, based on total return as well as current yield and the Fund's credit positioning going into an economic slow down. Credit standards had been eroding in 2006 and 2007 and the correction has already resulted in new loans being issued on more investor-friendly economic and structural terms. As discussed above, the Senior Loan market witnessed a marked increase in volatility during the period covered by this report. The Fund's NAV fluctuated from a high of $18.85 to a low of $14.84, a difference of $4.01 per Common Share, whereas the market price of the Fund closed as high as $19.08 and as low as $13.04, a difference of $6.04 per Common Share.

MARKET AND FUND OUTLOOK

Default rates during most of Fiscal 2008 were at or near historically low levels, going as low as 0.2% in June 2007.(4) However, we have seen a meaningful increase in default rates during calendar 2008, and Fiscal 2008 ended with a trailing 12-month default rate of 1.7%.(5) We believe that the U.S. economy is slowing and that default rates will continue to increase for the foreseeable future.

Despite increasing default rates, we believe that the Senior Loan prices are still being depressed by weak technical conditions and that Senior Loans are "cheap" based on their underlying fundamentals. Loan market spreads based on an assumed 3-year life were 626 basis points above LIBOR as of May 31, 2008.(6) Assuming historical average default and recovery rates, we believe current loan prices and spread levels imply continuous default rates of 12.9%, versus the 1.7% trailing default rate and the highest default rate ever of 7.5% in June 2000.(5)(7) This means that over one in three loans would need to default in the next three years to justify current credit spreads; however, Four Corners does not believe that this default level is likely. While we do expect Senior Loans to remain volatile, we also see good value in the asset class at current price and spread levels. Furthermore, we believe that we have constructed a portfolio that will continue to perform in a slowing economy and offer investors a compelling yield.

----------
1) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share and does not reflect sales load.

2) The "pure-play" peer group consists of a smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invests almost exclusively in senior loans. We believe that these "pure-play" funds are generally more comparable to the Fund than the broad peer group as the non-senior loan holdings are routinely less than 5% of the fund. Of the broad peer group, eleven funds invest a material portion of their assets in high yield bonds, emerging markets debt or other types of corporate debt securities.

3) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in market price per Common Share.

4)   Leverage Lending Quarterly Review Q1 2008, S&P Leveraged Commentary & Data.

5)   LoanStats Weekly June 12, 2008, S&P Leveraged Commentary & Data.

6)   Based on the Credit Suisse Leveraged Loan Index, May 2008.

7) Based on Four Corners' calculation of Credit Suisse's Index data. Average Rate ("AR") = 3.61%, Average Default Rate ("ADR") = 2.6%, Adjusted Credit Loss ("ACL") = AR*ADR or 0.66%, Current Credit Spreads ("CCS") = 6.26%. Implied Annual Default Rate ("IDR") = ((CCS-ACL) / (1-ADR)) / 10,000 or 12.9%.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - 163.4%
              AEROSPACE & DEFENSE - 4.4%
$ 3,153,590   DAE Aviation Holdings, Inc ................      B2      BB-      6.45%-6.65%     07/31/14     $  3,060,953
  2,275,912   GenCorp, Inc. .............................     Ba2       BB      4.64%-4.90%     04/30/13        2,116,599
  1,554,666   Hexcel Corp. ..............................     Ba1      BB+      4.44%-4.81%     03/01/12        1,508,025
    874,000   ILC Industries, Inc. ......................    NR(e)    NR(e)        4.92%        02/24/12          825,930
    831,973   Mid-Western Aircraft Systems, Inc. ........     Ba3      BBB-        4.57%        12/31/11          814,294
  4,500,000   Robertson Aviation, LLC. ..................    NR(e)    NR(e)     5.64%-7.72%     04/19/13        4,432,500
    994,987   Safenet, Inc. .............................      B1       B+         5.46%        04/12/14          860,664
  3,100,000   Vought Aircraft Industries, Inc. ..........     Ba3       B-         7.30%        12/22/10        3,007,000
  1,496,368   Vought Aircraft Industries, Inc. ..........     Ba3       B-         4.89%        12/22/11        1,451,477
                                                                                                             ------------
                                                                                                               18,077,442
                                                                                                             ------------
              AGRICULTURAL PRODUCTS - 2.2%
  9,825,297   Dole Food Company, Inc. ...................     Ba3       B+      4.71%-6.00%     04/12/13        9,089,932
                                                                                                             ------------
              AIRLINES - 0.1%
    495,000   Delta Air Lines, Inc. .....................     Ba2     NR(e)     4.71%-4.90%     04/30/12          420,043
                                                                                                             ------------
              ALUMINUM - 1.0%
  3,076,541   Novelis Corp. .............................     Ba2       BB         4.70%        07/06/14        2,945,788
  1,398,428   Novelis, Inc. .............................     Ba2       BB         4.70%        07/06/14        1,338,995
                                                                                                             ------------
                                                                                                                4,284,783
                                                                                                             ------------
              APPAREL RETAIL - 0.5%
  1,394,643   Hanesbrands, Inc. .........................     Ba2      BB+      4.13%-4.66%     09/05/13        1,355,322
    891,139   Neiman Marcus Group (The), Inc. ...........     Ba3      BB+         4.76%        04/06/13          851,484
                                                                                                             ------------
                                                                                                                2,206,806
                                                                                                             ------------
              APPLICATION SOFTWARE - 0.6%
  2,815,385   Verint Systems, Inc. ......................      NR       B+         5.87%        05/25/14        2,533,846
                                                                                                             ------------
              ASSET MANAGEMENT & CUSTODY BANKS - 2.0%
    458,319   Gartmore Investment Management ............     Ba3      BB+         4.67%        05/11/14          403,320
  1,427,400   Grosvenor Capital Management
                 Holdings, LLP. .........................    NR(e)    NR(e)     4.70%-5.06%     12/05/13        1,356,029
  3,913,105   LPL Holdings, Inc. ........................     B1        B          4.70%        06/30/14        3,658,753
  3,000,000   Nuveen Investments, Inc. ..................     Ba3      BB-      5.38%-5.39%     11/13/14        2,806,500
                                                                                                             ------------
                                                                                                                8,224,602
                                                                                                             ------------
              AUTO PARTS & EQUIPMENT - 0.2%
  1,011,473   TRW Automotive, Inc. ......................     Baa3     BBB         4.25%        02/09/14          983,405
                                                                                                             ------------
              AUTOMOBILE MANUFACTURERS - 2.7%
  2,900,515   Ford Motor Co. ............................     Ba3       B+         5.80%        12/15/13        2,498,672
  9,937,324   General Motors Corp. ......................     Ba3      BB-         5.06%        11/29/13        8,813,164
                                                                                                             ------------
                                                                                                               11,311,836
                                                                                                             ------------
              AUTOMOTIVE RETAIL - 0.9%
  3,977,469   KAR Holdings, Inc. ........................     Ba3       B+         4.95%        10/18/13        3,686,119
                                                                                                             ------------


                    Page 6 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              BROADCASTING & CABLE TV - 20.9%
$16,458,750   Charter Communications Operating, LLC .....     B1       B+       4.89%-4.90%     03/06/14     $ 14,616,489
  6,400,000   Citadel Broadcasting Corp. ................     Ba3      BB-      4.02%-4.33%     06/12/14        5,525,330
  8,785,089   CSC Holdings, Inc. ........................     Ba1     BBB-        4.34%         03/29/13        8,333,852
    924,339   Cumulus Media, Inc. .......................     Ba3       B       4.13%-4.28%     06/07/14          797,241
  1,498,718   DIRECTV Holdings, LLC .....................    Baa3     BBB-      3.88%-5.25%     04/13/13        1,474,627
  5,985,000   Gray Television, Inc. .....................     B1       B+          4.19%        12/31/14        5,369,042
  6,895,000   Intelsat Corp. ............................     B1       BB-         5.18%        02/03/13        6,536,461
  4,410,000   LBI Media, Inc. ...........................     Ba1      B+          3.88%        03/31/12        3,748,500
    975,022   NEP II, Inc. ..............................    NR(e)    NR(e)        4.95%        02/16/14          881,583
  1,500,000   Paxson Communications Corp. ...............     B1      CCC+         5.96%        01/15/12        1,200,000
  3,500,000   Raycom Media, Inc. ........................     NR       NR          4.06%        06/25/14        3,220,000
  2,487,500   Sirius Satellite Radio, Inc. ..............     B1        B          4.69%        12/20/12        2,288,500
  2,000,000   Tribune Co. ...............................     B2        B          5.48%        05/17/09        1,892,142
  6,947,500   Tribune Co. ...............................     B2        B          5.54%        05/17/14        5,135,363
  1,155,750   Univision Communications, Inc. (f) ........     B3       CCC         4.88%        03/29/09        1,099,407
 16,000,000   Univision Communications, Inc. ............     Ba3       B       4.63%-5.15%     09/29/14       13,482,000
  9,000,000   UPC Distribution Holding B.V. .............     Ba3      B+          4.55%        12/31/14        8,437,500
  2,992,405   Young Broadcasting, Inc. ..................     B1        B          5.25%        11/03/12        2,678,204
                                                                                                             ------------
                                                                                                               86,716,241
                                                                                                             ------------
              BUILDING MATERIALS - 0.1%
  1,000,000   South Edge, LLC. ..........................    NR(e)    NR(e)        7.25%        10/31/09          605,000
                                                                                                             ------------
              CASINOS & GAMING - 13.1%
  1,094,094   Cannery Casino Resorts, LLC. ..............     B2       BB          4.95%        05/18/13        1,052,382
    897,637   Cannery Casino Resorts, LLC (g) ...........     B2       BB     2.25%(h)-5.24%    05/18/13          863,414
  3,416,142   CCM Merger, Inc. ..........................     B1       BB-      4.64%-5.00%     10/21/12        3,211,173
  2,270,892   Fontainebleau Resorts Las Vegas, LLC. .....     B1       B+          6.26%        06/06/14        1,923,161
    229,108   Fontainebleau Resorts Las Vegas, LLC (g) ..     B1       B+          2.00%(h)     06/06/14          194,026
  1,573,091   Golden Nugget, Inc. .......................     B1       BB-      4.39%-4.46%     06/14/14        1,435,445
    898,909   Golden Nugget, Inc. (g) ...................     B1       BB-         1.75%(h)     06/30/14          820,255
  1,481,250   Great Canadian Gaming Corp. ...............     Ba2     BBB-         4.19%        02/14/14        1,447,922
    953,636   Green Valley Ranch Gaming, LLC ............     B1       BB-      4.64%-4.67%     02/16/14          798,273
    987,500   Greenwood Racing, Inc. ....................     B2       BB-         4.64%        11/28/11          918,375
  1,246,847   Herbst Gaming, Inc. .......................    Caa3     CCC-     9.13%-11.22%     12/02/11          946,044
    993,382   Isle of Capri Casinos, Inc. ...............     Ba3      BB          4.45%        11/30/13          894,043
 13,916,000   Las Vegas Sands, LLC. .....................     Ba3      BB       4.17%-4.45%     05/23/14       12,791,128
  4,485,950   Penn National Gaming, Inc. ................     Ba2     BBB-      4.13%-4.66%     10/03/12        4,361,960
  6,684,860   Seminole Tribe of Florida .................    NR(e)    NR(e)     4.13%-4.63%     03/05/14        6,501,026
  6,000,000   VML US Finance, LLC .......................     B1       BB-         4.95%        05/25/13        5,790,000
  2,142,857   WIMAR LANDCO, LLC (i) .....................     WR        D          6.95%        07/03/08        2,046,429
  8,526,799   WIMAR OPCO, LLC (i) .......................     WR        D          8.25%        01/03/12        8,247,018
                                                                                                             ------------
                                                                                                               54,242,074
                                                                                                             ------------


                    See Notes to Financial Statements Page 7

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              COMMODITY CHEMICALS - 0.4%
$   989,899   Ineos Group Ltd. ..........................     Ba3      BB-         4.88%        12/14/13     $    905,758
    989,899   Ineos Group Ltd. ..........................     Ba3      BB-         5.38%        12/14/14          905,758
                                                                                                             ------------
                                                                                                                1,811,516
                                                                                                             ------------
              COMPUTER HARDWARE - 1.2%
  5,762,698   Activant Solutions Holdings, Inc. .........     B1       B+       4.75%-5.06%     05/02/13        5,099,988
                                                                                                             ------------
              CONSTRUCTION MATERIALS - 0.1%
    282,477   John Maneely Co. ..........................     B3       B+       5.97%-6.02%     12/08/13          263,057
                                                                                                             ------------
              DISTILLERS & VINTNERS - 0.6%
  2,500,000   Constellation Brands, Inc. ................     Ba3      BB-      4.19%-6.44%     06/05/13        2,430,803
                                                                                                             ------------
              DIVERSIFIED CHEMICALS - 3.8%
  3,000,000   Brenntag Holding GmbH & Company KG (f) ....    Caa1     CCC+         7.79%        01/18/14        2,430,000
  5,625,454   Brenntag Holding GmbH & Company KG ........     B1       B+          5.79%        12/23/13        5,217,609
  1,374,545   Brenntag Holding GmbH & Company KG ........     B1       B+          5.79%        01/18/14        1,274,891
  6,222,102   Huntsman International, LLC ...............     Ba1      BB+         4.13%        04/19/14        6,019,883
  1,000,000   Rockwood Specialties Group, Inc. ..........     Ba2      BB+         4.40%        07/30/12          955,313
                                                                                                             ------------
                                                                                                               15,897,696
                                                                                                             ------------
              DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 5.2%
    982,500   Acosta, Inc. ..............................    NR(e)    NR(e)        4.64%        07/28/13          930,304
    974,770   Advantage Sales & Marketing Inc. ..........    NR(e)    NR(e)     4.59%-4.70%     03/29/13          913,848
  2,303,017   Affinion Group, Inc. ......................     Ba2      BB       4.89%-5.18%     10/17/12        2,197,942
  3,000,000   Cellnet Technology, Inc. (f) ..............    NR(e)     B+          8.25%        10/22/11        2,600,001
  6,947,499   Clarke American Corp. .....................     B1       BB-         5.20%        04/04/14        5,797,688
  2,985,000   First Data Corp. ..........................     Ba3      BB-      5.14%-5.45%     09/24/14        2,766,892
  1,632,041   Itron, Inc. ...............................     Ba3      B+       4.39%-4.70%     04/18/14        1,595,320
    981,955   N.E.W. Holdings I, LLC ....................    NR(e)     NR(e)    5.15%-5.49%     05/22/14          886,214
  1,052,925   Open Solutions, Inc. ......................     Ba3      BB-         5.19%        01/23/14          922,626
  3,218,662   RSC Equipment Rental ......................     Ba2      BB       4.45%-4.48%     11/30/12        3,057,729
                                                                                                             ------------
                                                                                                               21,668,564
                                                                                                             ------------
              DIVERSIFIED METALS & MINING - 0.7%
  2,797,500   Alpha Natural Resources, LLC ..............     Ba3      BB          4.42%        10/26/12        2,748,544
                                                                                                             ------------
              EDUCATION SERVICES - 1.4%
  1,926,818   Education Management, LLC .................     B2       B+          4.50%        06/01/13        1,769,964
  4,051,666   PRO-QUEST-CSA, LLC ........................     Ba3      BB-      5.14%-5.69%     02/09/14        3,849,083
                                                                                                             ------------
                                                                                                                5,619,047
                                                                                                             ------------
              ELECTRIC UTILITIES - 6.8%
  6,950,031   Calpine Corp. .............................     B2       B+          5.58%        03/29/14        6,721,987
  7,946,392   Covanta Energy Corp. ......................     Ba2      BB       4.19%-6.25%     02/09/14        7,602,051
    598,273   Mirant North America, LLC .................     Ba2      BB          4.13%        01/03/13          577,988


                    Page 8 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              ELECTRIC UTILITIES - (CONTINUED)
$10,602,051   NRG Energy, Inc. ..........................     Ba1      BB       4.10%-4.20%     02/01/13     $ 10,172,668
  2,005,247   Riverside Energy Center, LLC ..............     Ba3       B          7.15%        06/24/11        2,005,247
  1,255,926   Rocky Mountain Energy Center, LLC .........     Ba3       B       7.15%-7.25%     06/24/11        1,255,926
                                                                                                             ------------
                                                                                                               28,335,867
                                                                                                             ------------
              ENVIRONMENTAL & FACILITIES SERVICES - 1.2%
  5,300,342   EnergySolutions, LLC ......................    NR(e)    NR(e)     4.68%-7.10%     06/07/13        5,141,331
                                                                                                             ------------
              FOOD DISTRIBUTORS - 0.8%
    847,826   B&G Foods, Inc. ...........................     Ba2      BB-         4.65%        02/23/13          811,793
    856,667   Birds Eye Foods, Inc. .....................    NR(e)    NR(e)        4.45%        03/22/13          813,833
  1,980,000   Dean Foods Co. ............................     B1       BB       3.89%-4.20%     04/02/14        1,888,199
                                                                                                             ------------
                                                                                                                3,513,825
                                                                                                             ------------
              FOOD RETAIL - 2.1%
  8,876,939   SUPERVALU, Inc. ...........................     Ba3      BB-         3.61%        06/02/12        8,575,123
                                                                                                             ------------
              FOREST PRODUCTS - 4.0%
 13,944,111   Georgia-Pacific Corp. .....................     Ba2      BB+      4.40%-4.74%     12/20/12       13,183,000
  3,387,674   Georgia-Pacific Corp. .....................     Ba2      BB+      4.45%-4.74%     12/29/12        3,202,765
                                                                                                             ------------
                                                                                                               16,385,765
                                                                                                             ------------
              HEALTH CARE EQUIPMENT - 0.9%
  3,975,013   Biomet, Inc. ..............................     B1       BB-         5.70%        03/25/15        3,859,626
                                                                                                             ------------
              HEALTH CARE FACILITIES - 5.1%
  5,942,387   HCA, Inc. .................................     Ba3      BB          4.95%        11/17/13        5,588,131
  6,802,727   Health Management Associates, Inc. ........     Ba3      BB-         4.45%        02/28/14        6,308,312
    511,777   Lifepoint Hospitals, Inc. .................     Ba2      BB          4.27%        04/15/12          492,073
  5,814,302   Select Medical Corp. ......................     Ba2      BB-      4.63%-6.00%     02/24/12        5,385,497
  2,810,045   Sun Healthcare Group, Inc. ................     Ba2      B+       4.65%-5.04%     04/19/14        2,613,342
    830,323   USP Domestic Holdings, Inc. ...............     Ba3       B          5.49%        04/19/14          755,594
    161,291   USP Domestic Holdings, Inc. (g) ...........     Ba3       B       1.75%(h)-5.02%  04/19/14          146,773
                                                                                                             ------------
                                                                                                               21,289,722
                                                                                                             ------------
              HEALTH CARE SERVICES - 9.4%
 12,244,822   CHS/Community Health Systems, Inc. ........     Ba3      BB       4.63%-4.90%     07/25/14       11,543,096
    626,450   CHS/Community Health Systems, Inc. (g) ....     Ba3      BB          1.00%(h)     07/25/14          590,550
 10,611,968   DaVita, Inc. ..............................     Ba1      BB+      3.89%-4.22%     10/05/12       10,151,673
  8,134,336   Fresenius Medical Care AG. ................    Baa3     BBB-      3.95%-4.09%     03/31/13        7,868,513
  1,975,000   Healthways, Inc. ..........................     Ba2      BB+         4.20%        12/01/13        1,896,000
  1,470,000   Quintiles Transnational Corp. .............     B1       BB          4.70%        03/31/13        1,398,338
  5,858,129   U.S. Oncology Holdings, Inc. ..............     Ba2      BB-      5.45%-5.65%     08/20/11        5,656,755
                                                                                                             ------------
                                                                                                               39,104,925
                                                                                                             ------------


                    See Notes to Financial Statements Page 9

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.5%
$ 5,500,000   Dynegy Holdings, Inc. .....................     Ba1      BB-         4.36%        04/12/13     $  5,201,625
  5,472,500   Texas Competitive Electric Holdings
                 Company, LLC ...........................     Ba3      B+       6.12%-6.48%     10/10/14        5,143,416
                                                                                                             ------------
                                                                                                               10,345,041
                                                                                                             ------------
              INDUSTRIAL CONGLOMERATES - 0.1%
    562,185   Mueller Water Products, Inc. ..............     Ba3      BB+      4.13%-4.65%     05/24/14          528,922
                                                                                                             ------------
              INDUSTRIAL MACHINERY - 0.4%
  1,488,750   Edwards (Cayman Islands II) Ltd. ..........     B1       BB          4.64%        05/31/14        1,168,669
    447,882   Invensys International Holdings
                 Ltd./BTR Dunlop Finance, Inc. ..........     Ba3      B+          4.71%        12/15/10          428,474
                                                                                                             ------------
                                                                                                                1,597,143
                                                                                                             ------------
              INSURANCE BROKERS - 0.4%
    802,036   HealthCare Partners, LLC ..................     Ba3      BB+         4.65%        10/31/13          773,965
    810,866   HUB International Holdings, Inc. ..........     B2       B+          5.20%        06/13/14          732,820
    182,150   HUB International Holdings, Inc. (g) ......     B2       B+       1.63%(h)-5.20%  06/13/14          164,619
                                                                                                             ------------
                                                                                                                1,671,404
                                                                                                             ------------
              INTEGRATED TELECOMMUNICATION SERVICES - 0.8%
  3,216,349   Telesat Canada ............................     B1       BB-      5.65%-5.90%     10/31/14        3,048,498
    275,544   Telesat Canada (g) ........................     B1       BB-    1.50%(h)-5.92%    10/31/14          261,165
                                                                                                             ------------
                                                                                                                3,309,663
                                                                                                             ------------
              INTERNET RETAIL - 0.5%
  2,429,519   Sabre Holdings Corp. ......................     B1       B+       4.38%-4.90%     09/30/14        2,072,076
                                                                                                             ------------
              INTERNET SOFTWARE & SERVICES - 2.0%
  8,761,501   SunGard Data Systems, Inc. ................     Ba3      BB          4.51%        02/28/14        8,249,750
                                                                                                             ------------
              INVESTMENT BANKING & BROKERAGE - 0.8%
  3,534,394   Ameritrade Holding Corp. ..................     Ba1      BB          3.88%        12/31/12        3,454,870
                                                                                                             ------------
              IT CONSULTING & OTHER SERVICES - 4.1%
  2,103,281   Alion Science and Technology Corp. ........     B1       BB-      5.35%-5.49%     02/06/13        1,682,625
    630,413   Apptis (DE), Inc. .........................     B1       B+       5.64%-5.95%     12/20/12          516,938
    994,818   CACI International, Inc. ..................     Ba1      NR       4.00%-4.49%     05/03/11          976,165
  7,835,384   DynCorp International, LLC ................     Ba2      BB          4.63%        06/28/12        7,502,380
    967,961   iPayment, Inc. ............................     B1       B        4.50%-4.83%     05/10/13          827,606
  5,925,150   West Corp. ................................     B1       BB-      4.76%-5.30%     10/24/13        5,478,650
                                                                                                             ------------
                                                                                                               16,984,364
                                                                                                             ------------
              LEISURE FACILITIES - 2.2%
  4,421,250   Cedar Fair, L.P. ..........................     Ba3       BB         4.38%        08/30/12        4,200,802
    984,925   London Area and Waterfront Finance, LLC ...    NR(e)    NR(e)        5.40%        03/08/12          945,528
  3,637,513   Six Flags, Inc. ...........................     B1        B        4.60%-5.33%    04/30/15        3,258,171
    990,000   Town Sports International, LLC ............     Ba2       BB         4.31%        02/27/14          841,500
                                                                                                             ------------
                                                                                                                9,246,001
                                                                                                             ------------


                    Page 10 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              LEISURE PRODUCTS - 0.4%
$ 1,989,975   LodgeNet Entertainment Corp. ..............     B1       B+          4.70%        04/04/14     $  1,788,490
                                                                                                             ------------
              LIFE & HEALTH INSURANCE - 1.1%
  3,940,052   Conseco, Inc. .............................     Ba3      B+          4.38%        10/10/13        3,358,894
  1,266,853   Multiplan Merger Corp. ....................     B1       B+          4.94%        04/12/13        1,190,050
                                                                                                             ------------
                                                                                                                4,548,944
                                                                                                             ------------
              MANAGED HEALTH CARE - 1.8%
  4,972,084   IASIS Healthcare Corp. ....................     Ba2      B+       4.36%-4.38%     03/15/14        4,702,760
  2,935,930   Vanguard Health Systems, Inc. .............     Ba3      B+          5.13%        09/23/11        2,838,066
                                                                                                             ------------
                                                                                                                7,540,826
                                                                                                             ------------
              METAL & GLASS CONTAINERS - 1.7%
  7,181,250   Owens-Illinois Group, Inc. ................    Baa3     BBB-         4.03%        06/14/13        6,953,841
                                                                                                             ------------
              MOVIES & ENTERTAINMENT - 5.1%
  4,789,750   AMC Entertainment, Inc. ...................     Ba1      BB-         4.14%        01/26/13        4,546,842
  1,289,666   Deluxe Entertainment Services Group, Inc...     B1        B        4.63%-5.15%    05/11/13        1,122,009
  4,962,500   Discovery Communications Holding, LLC .....    NR(e)    NR(e)        4.70%        05/14/14        4,814,866
  2,000,000   National CineMedia, LLC. ..................     B1       B+          4.62%        02/13/15        1,838,438
  9,563,082   WMG Acquisition Corp.                           Ba3      BB       4.38%-4.92%     03/01/11        8,971,366
                                                                                                             ------------
                                                                                                               21,293,521
                                                                                                             ------------
              MULTI - UTILITIES - 0.5%
  1,993,740   KGEN, LLC. ................................     Ba3      BB          4.50%        02/08/14        1,896,545
                                                                                                             ------------
              OFFICE SERVICES & SUPPLIES - 1.1%
  2,843,295   Emdeon Business Services, LLC. ............     B1       BB-         4.70%        11/16/13        2,676,251
  1,193,791   Pike Electric, Inc. .......................    NR(e)    NR(e)        4.06%        07/01/12        1,126,640
  849,428     Pike Electric, Inc. .......................    NR(e)    NR(e)        4.25%        12/10/12          801,648
                                                                                                             ------------
                                                                                                                4,604,539
                                                                                                             ------------
              OIL & GAS EQUIPMENT & SERVICES - 1.4%
  1,994,975   Hercules Offshore, Inc. ...................     Ba3      BB          4.45%        07/11/13        1,933,464
  3,755,387   Targa Resources, Inc. .....................     Ba3      B+       4.65%-4.70%     10/31/12        3,666,196
                                                                                                             ------------
                                                                                                                5,599,660
                                                                                                             ------------
              OIL & GAS EXPLORATION & PRODUCTION - 3.1%
  7,900,311   ATP Oil & Gas Corp. .......................     NR       NR       5.88%-6.45%     04/14/10        7,688,978
  4,365,298   Vulcan Energy Corp. .......................     Ba2      BB          4.18%        08/12/11        4,190,686
    995,598   SemCrude, L.P. ............................     Ba2      NR       4.88%-4.90%     03/16/11          975,686
                                                                                                             ------------
                                                                                                               12,855,350
                                                                                                             ------------
              OIL & GAS REFINING, MARKETING & TRANSPORTATION - 3.5%
    972,911   Alon USA, Inc. ............................     B1       BB       4.63%-4.90%     06/22/13          876,836
    997,788   Calumet Lubricants Company, L.P. ..........     B1       BB-      6.51%-6.68%     01/03/15          885,536
  4,000,000   Energy Transfer Equity, L.P. ..............     Ba2      NR          4.51%        02/08/12        3,882,144


                    See Notes to Financial Statements Page 11

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              OIL & GAS REFINING, MARKETING & TRANSPORTATION - (CONTINUED)
$ 4,000,000   Enterprise GP Holdings, L.P. ..............     Ba2      BB-      4.87%-4.96%     11/08/14     $  3,915,000
  5,529,643   Western Refining Company, L.P. ............     B1       B+          4.65%        05/30/14        4,893,734
                                                                                                             ------------
                                                                                                               14,453,250
                                                                                                             ------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 2.0%
  8,415,000   Royalty Pharma Finance Trust ..............    Baa2     BBB-         4.95%        04/16/13        8,215,145
                                                                                                             ------------
              PACKAGED FOODS & MEATS - 2.1%
  7,065,029   OSI Group, LLC ............................    NR(e)    NR(e)        4.67%        09/02/11        6,570,477
    514,361   Michael Foods, Inc. .......................     Ba3      BB-      4.54%-4.85%     11/21/10          500,217
  1,487,500   Weight Watchers International, Inc. .......     Ba1      BB+         4.25%        01/26/14        1,442,875
                                                                                                             ------------
                                                                                                                8,513,569
                                                                                                             ------------
              PAPER PACKAGING - 2.0%
    989,999   Graham Packaging Holdings Co. .............     B1       B+       4.88%-5.25%     10/07/11          944,214
  5,848,628   Graphic Packaging International, Inc. .....     Ba3      BB-      4.70%-4.92%     05/16/14        5,551,808
  1,950,000   Pregis Corp. ..............................     Ba2      BB-         4.95%        10/12/12        1,794,000
                                                                                                             ------------
                                                                                                                8,290,022
                                                                                                             ------------
              PAPER PRODUCTS - 0.6%
  2,403,750   Domtar Corp. ..............................     Ba1      BB+         3.78%        03/07/14        2,293,579
                                                                                                             ------------
              PHARMACEUTICALS - 1.6%
  4,967,487   Cardinal Health 409, Inc. .................     Ba3      BB-         4.95%        04/10/14        4,414,854
  1,829,820   Graceway Pharmaceuticals, LLC. ............     Ba3      BB       5.13%-5.45%     05/03/12        1,433,359
    987,500   Steifel Laboratories, Inc. ................     B1       BB-         4.97%        12/28/13          955,406
                                                                                                             ------------
                                                                                                                6,803,619
                                                                                                             ------------
              PUBLISHING - 7.2%
  5,511,798   Cenveo Corp. ..............................     Ba2      BB+         4.35%        06/21/13        5,201,758
    598,665   Dex Media West, Inc. ......................     Ba1      BB       4.18%-4.20%     03/09/10          596,918
  5,500,000   GateHouse Media, Inc. .....................     B2       BB-      4.65%-4.72%     08/28/14        3,836,251
  9,875,000   Idearc, Inc. ..............................     Ba3     BBB-      4.39%-4.70%     11/17/14        8,203,656
  1,965,000   Media News Group, Inc. ....................     B1       B-          5.13%        08/02/13        1,503,225
  3,914,869   Media News Group, Inc. ....................     B1       B-          4.63%        12/30/10        3,190,618
    990,000   Readers Digest Association (The), Inc. ....     B1       B        4.72%-5.06%     03/02/14          858,206
  5,085,018   RH Donnelley, Inc. ........................     Ba1      BB       3.89%-4.50%     06/30/11        4,959,999
    911,667   Wenner Media, LLC .........................    NR(e)    NR(e)        4.45%        10/02/13          838,733
  1,000,000   Yell Group PLC ............................     Ba3      BB-         4.38%        10/27/12          891,563
                                                                                                             ------------
                                                                                                               30,080,927
                                                                                                             ------------
              RAILROADS - 0.4%
  1,500,000   Railamerica Transportation Corp. ..........     NR       NR       4.93%           08/14/08        1,455,000
                                                                                                             ------------


                    Page 12 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
$   100,000   Apartment Investment Management Co. ........    Ba1      BB+         3.88%        03/22/11     $     95,000
                                                                                                             ------------
              REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
  1,870,000   LNR Property Corp. ........................     B2       BB          6.03%        07/12/09        1,542,750
  3,080,000   LNR Property Corp. ........................     B2       BB          6.03%        07/12/11        2,610,300
    987,406   Mattamy Funding Partnership ...............    NR(e)    NR(e)        4.94%        04/11/13          856,574
    735,825   Shea Capital I, LLC .......................    NR(e)    NR(e)     4.39%-5.00%     10/27/11          515,078
  1,000,000   Tishman Speyer Real Estate D.C.
                 Area Portfolio, L.P. ...................     Ba2      BB-         4.34%        12/27/12          850,000
                                                                                                             ------------
                                                                                                                6,374,702
                                                                                                             ------------
              RETAIL REITS - 2.2%
  6,046,709   Capital Automotive, L.P. ..................     Ba1      BB+         4.58%        12/16/10        5,837,232
  1,394,737   General Growth Properties, Inc. ...........     Ba2      BB-         3.95%        02/24/10        1,264,852
  2,000,000   Macerich Partnership (The), L.P. ..........    NR(e)    NR(e)        4.38%        04/26/10        1,900,000
                                                                                                             ------------
                                                                                                                9,002,084
                                                                                                             ------------
              SEMICONDUCTORS - 1.8%
  8,393,750   Freescale Semiconductors, Inc. ............     Ba1      BB          4.58%        12/01/13        7,537,210
                                                                                                             ------------
              SPECIALIZED CONSUMER SERVICES - 1.9%
  2,984,857   Nielsen Finance, LLC ......................     Ba3      B+          4.73%        08/09/13        2,802,570
  5,290,711   RMK Acquisition Corp. .....................     Ba3      BB          4.57%        01/26/14        4,964,010
                                                                                                             ------------
                                                                                                                7,766,580
                                                                                                             ------------
              SPECIALIZED FINANCE - 1.6%
  3,000,000   J.G. Wentworth, LLC .......................     B2       B+          4.92%        04/04/14        2,362,500
  5,316,667   Peach Holdings, Inc. ......................     B2       B        6.64%-6.95%     11/21/13        4,346,375
                                                                                                             ------------
                                                                                                                6,708,875
                                                                                                             ------------
              SPECIALTY CHEMICALS - 1.5%
  6,462,481   Celanese Holdings, LLC ....................     Ba2      BB+      4.19%-4.30%     04/02/14        6,187,825
                                                                                                             ------------
              SPECIALTY STORES - 2.3%
  1,200,500   Dollarama Group L.P. ......................     Ba1      BB-         4.65%        11/18/11        1,146,478
  4,336,666   Harbor Freight Tools USA, Inc. ............    NR(e)    NR(e)        4.64%        02/12/13        3,751,216
  1,979,898   Michael Stores, Inc. ......................     B2        B        4.88%-5.25%    10/31/13        1,720,533
  3,231,442   Yankee Candle Company (The), Inc. .........     Ba3      BB-       4.39%-4.61%    02/06/14        2,946,384
                                                                                                             ------------
                                                                                                                9,564,611
                                                                                                             ------------
              SYSTEMS SOFTWARE - 2.0%
  4,698,772   Dealer Computer Services, Inc. ............     Ba2      BB          4.38%        10/26/12        4,487,327
  3,884,107   Intergraph Corp. ..........................     Ba3      BB-         4.65%        05/29/14        3,733,599
                                                                                                             ------------
                                                                                                                8,220,926
                                                                                                             ------------


                    See Notes to Financial Statements Page 13

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

                                                                RATINGS
 PRINCIPAL                                                  (UNAUDITED) (b)                      STATED
   VALUE                   DESCRIPTION                        MOODY'S S&P          RATE       MATURITY (c)       VALUE
-----------   -------------------------------------------   ---------------   -------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)
              TECHNOLOGY DISTRIBUTORS - 1.5%
$ 2,662,333   H3C Holdings, Ltd. ........................     Ba2      BB          5.63%        09/28/12     $  2,236,360
  4,519,500   Sensata Technologies Finance
                 Company, LLC. ..........................     Ba3      BB       4.65%-4.66%     04/27/13        4,156,055
                                                                                                             ------------
                                                                                                                6,392,415
                                                                                                             ------------
              TRUCKING - 1.7%
  3,356,917   Hertz (The) Corp. .........................     Ba1      BB+      4.25%-4.47%     12/21/12        3,197,885
  3,912,500   Oshkosh Corp. .............................     Ba3     BBB-         4.76%        12/06/13        3,734,806
                                                                                                             ------------
                                                                                                                6,932,691
                                                                                                             ------------
              WIRELESS TELECOMMUNICATION SERVICES - 3.6%
  1,000,000   Asurion Corp. .............................    NR(e)    NR(e)        5.78%        07/03/14          924,375
  1,990,001   Clearwire Corp. ...........................     NR       NR       8.95%-9.02%     07/03/12        1,880,551
  4,963,790   Crown Castle Operating Co. ................     Ba3      BB+         4.20%        01/09/14        4,704,080
  4,750,000   Intelsat (Bermuda), Ltd. (j) ..............     B3       BB-         5.20%        02/01/14        4,774,938
  2,779,000   Windstream Corp. ..........................    Baa3      BBB         4.22%        07/17/13        2,710,103
                                                                                                             ------------
                                                                                                               14,994,047
                                                                                                             ------------
              TOTAL SENIOR FLOATING-RATE TERM LOAN
                 INTERESTS (d)
                 (Cost $728,713,997) ....................                                                     678,550,555
                                                                                                             ------------

SENIOR FLOATING-RATE NOTES - 0.4%
              ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
    650,000   NXP B.V. ..................................     Ba3      BB+         5.46%        10/15/13          594,750
                                                                                                             ------------
              LEISURE FACILITIES - 0.3%
  1,225,000   HRP Myrtle Beach (k) ......................     B2       B+          7.38%        04/01/12        1,078,000
                                                                                                             ------------
              TOTAL SENIOR FLOATING-RATE NOTES
                 (Cost $1,877,250) ......................                                                       1,672,750
                                                                                                             ------------

NOTES - 0.0%
              HOMEBUILDING - 0.0%
    727,273   TOUSA, Inc. PIK (i)(k)(l)(m) ..............     NR       NR          1.00%        07/01/15           64,000
                                                                                                             ------------
              TOTAL NOTES
                 (Cost $436,364) ........................                                                          64,000
                                                                                                             ------------

   SHARES                                      DESCRIPTION                                                       VALUE
-----------   -----------------------------------------------------------------------------                  ------------
PREFERRED STOCKS - 0.0%
              HOMEBUILDING - 0.0%
      4,273   TOUSA, Inc. (8.0%, Series A Convertible Payment-in-Kind
                 Preferred Stock) (i)(k)(m) ..............................................................              0
                                                                                                             ------------
              TOTAL PREFERRED STOCKS
                 (Cost $2,563,636) .......................................................................              0
                                                                                                             ------------


                    Page 14 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

   SHARES                                      DESCRIPTION                                                       VALUE
-----------   -----------------------------------------------------------------------------                  ------------

COMMON STOCKS AND RIGHTS - 0.0%
              OTHER DIVERSIFIED FINANCIAL SERVICES - 0.0%
        690   Atkins Nutritionals Holdings - Common Stock (m) ............................................   $          0
        690   Atkins Nutritionals Holdings - Rights (m) ..................................................              0
                                                                                                             ------------
              TOTAL COMMON STOCKS AND RIGHTS
                 (Cost $36,260) ..........................................................................              0
                                                                                                             ------------

CLOSED-END FUNDS - 0.1%
              ASSET MANAGEMENT & CUSTODY BANKS - 0.1%
     81,700   ING Prime Rate Trust .......................................................................        487,749
                                                                                                             ------------
              TOTAL CLOSED-END FUNDS
                 (Cost $508,540) .........................................................................        487,749
                                                                                                             ------------

 PRINCIPAL                                                                                       STATED
   AMOUNT                              DESCRIPTION                                 RATE         MATURITY         VALUE
-----------   -------------------------------------------------------------   -------------   ------------   ------------
SHORT TERM INVESTMENTS - 1.0%
              COMMERCIAL PAPER - 1.0%
  4,000,000   Elysian Funding, LLC. .......................................        2.60%        06/02/08        3,999,711
                                                                                                             ------------
              TOTAL SHORT TERM INVESTMENTS
                 (Cost $3,999,711) ......................................................................       3,999,711
                                                                                                             ------------


 PRINCIPAL
   AMOUNT                              DESCRIPTION                                                               VALUE
-----------   ---------------------------------------------------------------------------                    -------------
REPURCHASE AGREEMENT - 0.3%
  1,400,000   Agreement with Wachovia Capital Markets, LLC, 2.08%, dated 05/30/08 to be repurchased at $1,400,243 on 06/02/08, collateralized by $1,414,000 Federal
              National Mortgage Association, 5.02% due 11/21/12 (Value $1,428,000)                               1,400,000
                                                                                                             -------------
              TOTAL REPURCHASE AGREEMENT
                 (Cost $1,400,000) ......................................................                        1,400,000
                                                                                                             -------------

              TOTAL INVESTMENTS - 165.2%
              (Cost $739,535,758) (n) ...................................................                      686,174,765

              NET OTHER ASSETS AND LIABILITIES - 1.0% ...................................                        4,169,030

              LOAN OUTSTANDING - (42.1)% ................................................                     (175,000,000)

              AUCTION MARKET PREFERRED SHARES, AT LIQUIDATION VALUE
              (INCLUDING ACCRUED DISTRIBUTIONS) - (24.1)% ...............................                     (100,156,778)
                                                                                                             -------------
              NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) - 100.0% ...................                    $ 415,187,017
                                                                                                             =============


                    See Notes to Financial Statements Page 15

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shareholders.

(b) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate.

(e) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(f)  This issue is secured by a second lien on the issuer's assets.

(g)  Delayed Draw Loan (See Note 2E in the Notes to Financial Statements).

(h)  Represents commitment fee rate on delayed draw loans.

(i)  This borrower has filed for protection in federal bankruptcy court.

(j)  This issue is unsecured.

(k) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2F in the Notes to Financial Statements).

(l) This security is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum will be paid in cash and 13.75% of interest per annum shall be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination of (i) and (ii). Interest is paid semi-annually and the first interest payment date was January 15, 2008.

(m) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(n)  Aggregate cost for federal income tax purposes is $739,948,305.

NR   Not rated.

WR   Withdrawn rating.

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING

The Fund maintains $6,250,000 in cash or liquid assets for the following credit default swap contracts outstanding as of May 31, 2008 (See Note 2B in the Notes to Financial Statements):

                                                                                                UNREALIZED
     REFERENCE        BUY/SELL                       NOTIONAL    (PAY)/RECEIVE   EXPIRATION    APPRECIATION/
      ENTITY         PROTECTION    COUNTER-PARTY      AMOUNT       FIXED RATE       DATE      (DEPRECIATION)
------------------   ----------   ---------------   ----------   -------------   ----------   --------------
B&G Foods, Inc.         Sell      Lehman Brothers   $2,250,000        1.27%      06/20/2012     $ (32,550)
Dresser, Inc.           Sell      Lehman Brothers    4,000,000        1.65%      06/20/2012      (105,685)
                                                    ----------                                  ---------
                                                    $6,250,000                                  $(138,235)
                                                    ==========                                  =========


                    Page 16 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008

ASSETS:
Investments, at value
   (Cost $739,535,758) .........................................................................................   $686,174,765
Cash ...........................................................................................................        812,871
Cash segregated as collateral for open credit default swaps ....................................................        261,000
Prepaid expenses ...............................................................................................         25,756
Receivables:
   Investment securities sold ..................................................................................      7,398,363
   Interest ....................................................................................................      4,215,785
   Dividends ...................................................................................................          2,303
                                                                                                                   ------------
   Total Assets ................................................................................................    698,890,843
                                                                                                                   ------------
LIABILITIES:
Payables:
   Outstanding loan ............................................................................................    175,000,000
   Investment securities purchased . ...........................................................................      7,071,336
   Interest and fees due on loan ...............................................................................        519,072
   Investment advisory fees ....................................................................................        438,769
   Legal fees ..................................................................................................        162,248
   Unrealized depreciation on open credit default swap contracts ...............................................        138,235
   Printing fees ...............................................................................................         77,731
   Audit and tax fees ..........................................................................................         68,700
   Administrative fees .........................................................................................         29,754
   Custodian fees ..............................................................................................         18,145
   Transfer agent fees .........................................................................................          4,906
   Trustees' fees and expenses .................................................................................          1,702
Accrued expenses and other liabilities .........................................................................         16,450
                                                                                                                   ------------
   Total Liabilities ...........................................................................................    183,547,048
                                                                                                                   ------------
NET ASSETS INCLUDING AUCTION MARKET PREFERRED SHARES ...........................................................   $515,343,795
                                                                                                                   ============
AUCTION MARKET PREFERRED SHARES:
($0.01 par value, 4,000 shares issued with liquidation preference of $25,000 per share, unlimited number
   of Auction Market Preferred Shares has been authorized) .....................................................    100,156,778
                                                                                                                   ------------
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) .................................................................   $415,187,017
                                                                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital ................................................................................................    480,451,257
Par value ......................................................................................................        252,919
Accumulated net investment income (loss) .......................................................................       (536,890)
Accumulated net realized gain (loss) on investments ............................................................    (11,481,041)
Net unrealized appreciation (depreciation) on investments and swap transactions ................................    (53,499,228)
                                                                                                                   ------------
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) .................................................................   $415,187,017
                                                                                                                   ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ...........................................   $      16.42
                                                                                                                   ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ....................     25,291,939
                                                                                                                   ============


                    See Notes to Financial Statements Page 17

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2008

INVESTMENT INCOME:
Interest ................................................................   $ 51,594,879
Dividends ...............................................................        172,960
Other income ............................................................        670,475
                                                                            ------------
      Total investment income ...........................................     52,438,314
                                                                            ------------
EXPENSES:
Interest and fees on loan ...............................................      9,032,444
Investment advisory fees ................................................      5,298,960
Administrative fees .....................................................        357,611
Auction Market Preferred Shares commission fees .........................        254,332
Legal fees ..............................................................        217,192
Printing fees ...........................................................        121,908
Custodian fees ..........................................................         88,228
Audit and tax fees ......................................................         75,931
Trustees' fees and expenses .............................................         44,647
Transfer agent fees .....................................................         40,441
Other ...................................................................        129,424
                                                                            ------------
      Total expenses ....................................................     15,661,118
                                                                            ------------
NET INVESTMENT INCOME ...................................................     36,777,196
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments .................................     (6,941,462)
                                                                            ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ..........................................................    (52,910,167)
   Credit default swaps .................................................       (151,086)
                                                                            ------------
Net change in unrealized appreciation (depreciation) ....................    (53,061,253)
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .................................    (60,002,715)
                                                                            ------------
AUCTION MARKET PREFERRED SHARE DIVIDENDS ................................     (5,116,317)
                                                                            ------------
NET INCREASE (DECREASE) IN NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)
   RESULTING FROM OPERATIONS ............................................   $(28,341,836)
                                                                            ============


                    Page 18 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR           YEAR
                                                                                        ENDED          ENDED
                                                                                      5/31/2008      5/31/2007
                                                                                    ------------   ------------
OPERATIONS :
Net investment income (loss) ....................................................   $ 36,777,196   $ 41,894,713
Net realized gain (loss) ........................................................     (6,941,462)     1,198,415
Net change in unrealized appreciation (depreciation) ............................    (53,061,253)    (2,423,188)
Distributions to Auction Market Preferred Shareholders from:
   Net investment income ........................................................     (5,116,317)    (5,228,963)
                                                                                    ------------   ------------
Net increase (decrease) in net assets applicable to Common Shareholders resulting
   from operations ..............................................................    (28,341,836)    35,440,977
                                                                                    ------------   ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   Net investment income ........................................................    (34,639,840)   (37,787,747)
                                                                                    ------------   ------------
Total distributions to Common Shareholders ......................................    (34,639,840)   (37,787,747)
                                                                                    ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from 0 and 19,171 Common Shares reinvested, respectively ...............             --        360,793
                                                                                    ------------   ------------
Total capital transactions ......................................................             --        360,793
                                                                                    ------------   ------------
Net increase (decrease) in net assets applicable to Common Shareholders .........    (62,981,676)    (1,985,977)
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of year ...............................................................    478,168,693    480,154,670
                                                                                    ------------   ------------
End of year .....................................................................   $415,187,017   $478,168,693
                                                                                    ============   ============
Accumulated net investment income (loss) at end of year .........................   $   (536,890)  $  2,608,015
                                                                                    ============   ============


                    See Notes to Financial Statements Page 19

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MAY 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to Common Shareholders resulting
   from operations .................................................................   $   (28,341,836)
Adjustments to reconcile net increase (decrease) in net assets applicable to Common Shareholders resulting from operations to net cash used by operating activities:
   Purchases of investments ........................................................    (3,508,226,205)
   Sales and maturities of investments .............................................     3,540,194,088
   Net amortization/accretion of premium/discount on investments ...................          (807,246)
   Net realized loss on investments ................................................         6,941,462
   Net change in unrealized appreciation/depreciation on investments ...............        52,910,167
CHANGES IN ASSETS AND LIABILITIES:
   Net change in unrealized appreciation/depreciation on credit default swaps ......           151,086
   Decrease in cash segregated as collateral for open credit default swaps .........         1,989,000
   Decrease in interest receivable .................................................         1,700,879
   Decrease in dividends receivable ................................................            34,418
   Increase in prepaid expenses ....................................................            (2,440)
   Decrease in receivable for investment securities sold ...........................         3,584,640
   Decrease in payable for investment securities purchased .........................       (72,182,330)
   Decrease in interest and fees due on loan .......................................          (237,308)
   Decrease in accumulated unpaid dividends on Auction Market Preferred Shares .....           (25,092)
   Decrease in investment advisory fees payable ....................................           (26,461)
   Increase in audit and tax fees payable ..........................................             7,931
   Increase in legal fees payable ..................................................           120,396
   Increase in printing fees payable ...............................................             4,003
   Increase in transfer agent fees payable .........................................               284
   Decrease in administrative fees payable .........................................            (1,428)
   Decrease in custodian fees payable ..............................................              (986)
   Decrease in Trustees' fees and expenses payable .................................            (5,381)
   Increase in accrued expenses and other liabilities ..............................             8,497
                                                                                       ---------------
CASH USED BY OPERATING ACTIVITIES ..................................................                     $(2,209,862)
                                                                                                         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders ............................................       (34,639,840)
   Repayments of borrowings ........................................................       (41,000,000)
   Proceeds from issuances of borrowings ...........................................        75,000,000
                                                                                       ---------------
CASH USED BY FINANCING ACTIVITIES ..................................................                        (639,840)
                                                                                                         -----------
Decrease in cash ...................................................................                      (2,849,702)
Cash at beginning of year ..........................................................                       3,662,573
                                                                                                         -----------
CASH AT END OF YEAR ................................................................                     $   812,871
                                                                                                         ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest .............................................                     $ 9,269,752


                    Page 20 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           YEAR         YEAR        YEAR          YEAR         PERIOD
                                                          ENDED        ENDED       ENDED         ENDED          ENDED
                                                        5/31/2008    5/31/2007   5/31/2006    5/31/2005     5/31/2004(a)
                                                        ---------    ---------   ---------    ---------     ------------
Net asset value, beginning of period ................   $  18.91     $   19.00    $  18.94     $  19.04      $  19.10(b)
                                                        --------     ---------    --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)  .......................       1.45          1.66        1.48         0.95         (0.00)(c)
Net realized and unrealized gain (loss)  ............      (2.37)        (0.04)       0.04        (0.02)        (0.02)
Distributions paid to AMP (d)
   Shareholders from:
   Net investment income ............................      (0.20)        (0.21)      (0.16)       (0.07)           --
                                                        --------     ---------    --------     --------      --------
Total from investment operations ....................      (1.12)         1.41        1.36         0.86         (0.02)
                                                        --------     ---------    --------     --------      --------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM:
   Net investment income ............................      (1.37)        (1.50)      (1.28)       (0.91)           --
   Net realized gain ................................         --            --       (0.02)          --            --
                                                        --------     ---------    --------     --------      --------
Total distributions to Common Shareholders ..........      (1.37)        (1.50)      (1.30)       (0.91)           --
                                                        --------     ---------    --------     --------      --------
Dilutive impact from the offering of AMP Shares (e) .         --            --          --        (0.05)           --
                                                        --------     ---------    --------     --------      --------
Common Share offering costs charged
   to paid-in capital ...............................         --            --          --           --         (0.04)
                                                        --------     ---------    --------     --------      --------
Net asset value, end of period ......................   $  16.42     $   18.91    $  19.00     $  18.94      $  19.04
                                                        ========     =========    ========     ========      ========
Market value, end of period .........................   $  14.76     $   18.81    $  17.61     $  17.89      $  20.01
                                                        ========     =========    ========     ========      ========
TOTAL RETURN BASED ON NET ASSET VALUE (f)(g)  .......      (5.19)%        8.04%       8.06%        4.38%        (0.31)%
                                                        ========     =========    ========     ========      ========
TOTAL RETURN BASED ON MARKET VALUE (g)(h) ...........     (14.32)%       15.95%       6.03%       (6.20)%        0.05%
                                                        ========     =========    ========     ========      ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON SHAREHOLDERS:
Ratio of total expenses to average net assets .......       3.63%         3.55%       3.08%        2.02%         1.44%(i)
Ratio of total expenses to average
   net assets excluding interest expense ............       1.54%         1.45%       1.45%        1.30%         1.44%(i)
Ratio of net investment income (loss)
   to average net assets ............................       8.52%         8.80%       7.77%        5.01%       (0.76)%(i)
Ratio of net investment income (loss) to average
   net assets net of AMP dividends (j)  .............       7.34%         7.70%       6.93%        4.59%          N/A
SUPPLEMENTAL DATA:
Portfolio turnover rate .............................         31%           78%         81%         115%            0%
Net assets, end of period (in 000's)  ...............   $415,187     $ 478,169    $480,155     $478,785      $437,945
Ratio of total expenses to total average
   Managed Assets (k) ...............................       2.22%         2.26%       1.97%        1.43%          N/A
Ratio of total expenses to total average
   Managed Assets excluding interest expense(k) .....       0.94%         0.92%       0.93%        0.92%         1.44%(i)
SENIOR SECURITIES:
Total AMP Shares outstanding ........................      4,000         4,000       4,000        4,000           N/A
Liquidation and market value per AMP share (l) ......   $ 25,039     $  25,045    $ 25,040     $ 25,031           N/A
Asset coverage per share ............................   $128,797(m)  $ 179,792(n) $189,289(n)  $191,446(n)        N/A
Loan outstanding (in 000's) .........................   $175,000     $ 141,000    $177,000     $187,000           N/A
Asset coverage per $1,000 of loan outstanding(o) ....   $  3,944     $   5,100    $  4,278     $  4,095           N/A

----------
(a) Initial seed date of May 18, 2004. The Fund commenced operations on May 25, 2004.

(b)  Net of sales load of $0.90 per Common Share on initial offering.

(c)  Amount represents less than $0.01 per Common Share.

(d)  Auction Market Preferred ("AMP") Shares.

(e) The expenses associated with the offering of the AMP Shares had a $(0.05) impact on the Common Share NAV .

(f) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(g)  Total return is not annualized for periods less than one year.

(h) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(i)  Annualized.

(j)  Ratio reflects the effect of distributions to AMP Shareholders.

(k) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.

(l)  Includes accumulated and unpaid distributions to AMP Shareholders.

(m) Calculated by taking the Fund's total assets, less the Fund's total liabilities (not including the AMP shares), and dividing by the number of AMP Shares outstanding. If this methodology had been used historically, fiscal years 2005, 2006 and 2007 would have been $144,696, $145,039 and $144,542, respectively.

(n) Calculated by taking the Fund's total assets, less the Fund's total liabilities (not including the AMP shares and the loan outstanding), and dividing by the number of AMP Shares outstanding.

(o) Calculated by taking the Fund's total assets, less the Fund's total liabilities (not including the AMP shares and the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A  Not Applicable


                   See Notes to Financial Statements Page 21

NOTES TO FINANCIAL STATEMENTS

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

                              1. FUND DESCRIPTION

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives through investment in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

B. CREDIT DEFAULT SWAPS:

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap contract is an agreement between two parties to exchange the credit risk of an issuer. The Fund may be either the buyer or seller in a credit default swap transaction. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on the underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. In exchange, the seller receives the par value of securities of the reference obligor. In the case of cash settlement, the seller will pay the difference between par and the market value of the securities of the reference obligor. An event of default may be a grace period extension, obligation acceleration, repudiation/moratorium, or restructuring.

Buying a credit default swap contract involves the risk that the contract may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of default. Selling a credit default swap contract involves greater risks than if the Fund had invested in the reference obligation directly. The Fund will segregate cash or liquid assets in an amount equal to the aggregate market value of the credit default swap contracts of which it is a seller. Additionally, the Fund maintains cash or liquid assets for the full notional amount of the credit default swap contracts of which it is a seller. The Fund may only enter into such transactions with counterparties rated A- or higher.

Credit default swap contracts are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.

C. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At May 31, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

E. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $2,452,803 as of May 31, 2008. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation of $146,835 from these commitments is included in "Net unrealized appreciation (depreciation) on investments and swap transactions" on the Statement of Assets and Liabilities.

F. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund held restricted securities at May 31, 2008 as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                            % OF
                                                                                                         NET ASSETS
                                                              CARRYING                                   APPLICABLE
                              ACQUISITION     PRINCIPAL      VALUE PER        CURRENT        5/31/08      TO COMMON
SECURITY                          DATE      VALUE/SHARES   SHARE 5/31/08   CARRYING COST      VALUE     SHAREHOLDERS
---------------------------   -----------   ------------   -------------   -------------   ----------   ------------
HRP Myrtle Beach                3/23/06       1,225,000        $88.00        $1,225,000    $1,078,000       0.26%
TOUSA, Inc.-Notes               7/31/07(l)      727,273          8.80           436,364        64,000       0.02%
TOUSA, Inc.-Preferred Stock     7/31/07(l)        4,273          0.00         2,563,636             0       0.00%
                                                                             ----------    ----------       ----
                                                                             $4,225,000    $1,142,000       0.28%
                                                                             ==========    ==========       ====

(l) Security was acquired through a restructuring that was effective on July 31, 2007.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Auction Market Preferred Shares ("AMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Permanent differences incurred during the year ended May 31, 2008, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in undistributed net investment income by $165,944 and an increase in accumulated net realized gain (loss) on investments sold by $165,944. Net assets applicable to Common Shareholders were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended May 31, 2008 and May 31, 2007 was as follows:

                               2008          2007
                           -----------   -----------
Distributions paid from:
Ordinary Income ........   $39,756,157   $43,016,710

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

As of May 31, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income ..............................   $    128,029
Net Unrealized Appreciation (Depreciation) .................   $(54,007,368)
Accumulated Capital and other losses .......................   $(11,481,041)

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At May 31, 2008, the Fund had available realized capital losses of $3,984,460 and $3,611,723 to offset future net capital gains through the fiscal years ending 2014 and 2016, respectively.

POST-OCTOBER LOSSES. Under current laws, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2008, the Fund intends to elect to defer net realized losses incurred from November 1, 2007 through May 31, 2008 of $3,884,858.

In June 2006, Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of May 31, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENT:

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Disclosure will include fair value measurement at the reporting date and the assignment of levels within the hierarchy in which the fair value measurements fall. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage, L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC, Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust of each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended May 31, 2008, were $216,868,339 and $253,459,701, respectively.

As of May 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,103,548 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $54,877,088.

                                5. COMMON SHARES

As of May 31, 2008, 25,291,939 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares have been authorized under the Fund's Dividend Reinvestment Plan.

                       6. AUCTION MARKET PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of May 31, 2008, the Fund has 2,000 Series A and 2,000 Series B AMP Shares outstanding at a liquidation value of $25,000 per share.

The Fund is required to meet certain asset coverage tests with respect to the AMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the AMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain AMP Shares.

An auction of the Series A AMP Shares is generally held every 7 days and an auction of the Series B AMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. The Fund pays commissions to the auction agent as compensation for conducting the auctions. These fees are included in the "Auction Market Preferred Shares commission fees" on the Statement of Operations.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

The markets for auction rate securities have continued to experience a number of failed auctions, including auctions relating to the Series A AMP Shares and Series B AMP Shares. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due. In the case of the Fund's outstanding Series A AMP Shares and Series B AMP Shares, the maximum rate under the terms of those securities has been one hundred twenty-five percent (and could be up to three hundred percent, depending on the ratings of the Series A AMP Shares and Series B AMP Shares) of the greater of: (1) the applicable AA composite commercial paper rate (for a rate period of fewer than 184 days) or the applicable U.S. Treasury index rate (for a rate period of 184 days or more), or (2) the applicable London-InterBank Offered Rate.

On July 2, 2008, the Fund redeemed $20 million of its $100 million outstanding AMP Shares, consisting of $10 million Series A AMP Shares and $10 million Series B AMP Shares with proceeds from a Revolving Credit Facility ("Credit Facility" - see Note 7 below) with Citigroup North America Inc., as Agent. The Credit Facility is to be used as leverage for the Fund. The Credit Facility has an expiration date of May 15, 2009. The total commitment under the Credit Facility is $195,000,000. Loans under the Credit Facility will bear interest at a per annum rate equal to either: (i) a commercial paper note rate, (ii) Eurodollar Rate plus a margin, or (iii) the prime rate publicly announced by Citibank N.A. plus a margin. The annual interest rate in effect at July 2, 2008 was 2.79%. The Fund also pays additional borrowing costs, which include a program fee of 0.75% and a liquidity fee of 0.50% per year. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings).

First Trust is continuing to seek methods for refinancing the approximately $80 million of the Fund's AMP Shares that remain outstanding. The ability to obtain this refinancing is contingent on finding third parties willing to provide such financing on a cost effective basis. There is no assurance that First Trust will be successful in finding such financing, and any such financing arrangements would be subject to approval of the Fund's Board of Trustees.

The annual dividend rate in effect as of May 31, 2008 was 3.54% and 3.95% for the Series A 7 day and Series B 28 day auctions, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the year ended May 31, 2008, for the Series A 7 day auction were 6.25% and 3.54%, respectively, and the average dividend rate was 4.95%. The high and low annual dividend rates during the year ended May 31, 2008, for the Series B 28 day auction were 6.50% and 3.95%, respectively, and the average dividend rate was 5.11%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's AMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                          7. REVOLVING CREDIT FACILITY

The Fund has entered into a 364-Day Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 15, 2009. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $195,000,000. For the year ended May 31, 2008, the average amount outstanding was $174,904,372. The high and low annual interest rates during the year ended May 31, 2008, were 5.75% and 2.70%, respectively, with a weighted average interest rate of 4.67%. The annual interest rate in effect at May 31, 2008 was 2.71%. The Fund also pays additional borrowing costs, which include a program fee of 0.75% and a liquidity fee of 0.50% per year. Such expenses are included in "Interest and fees on loan" on the Statement of Operations.

                             8. RISK CONSIDERATIONS

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The Fund borrowed pursuant to a leverage borrowing program, through the issuance of Preferred Shares, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

AUCTION RISK: If an auction fails you may not be able to sell some or all of your preferred shares. No third parties related to the auction nor the Fund itself are obligated to purchase preferred shares in an auction or otherwise, nor is the Fund required to redeem preferred shares in the event of a failed auction.

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              10. SUBSEQUENT EVENTS

On May 19, 2008, the Fund declared a dividend of $0.095 per share to Common Shareholders of record June 4, 2008, payable June 16, 2008.

On June 20, 2008, the Fund declared a dividend of $0.080 per share to Common Shareholders of record July 3, 2008, payable July 15, 2008.

Effective July 14, 2008, PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC, and PFPC Trust Company, no longer serve as the Fund's Administrator and Transfer Agent and Custodian. As of that date, in accordance with certain fee agreements, JPMorgan Investor Services Company serves as the Fund's Administrator and Fund Accountant, JP Morgan Chase Bank, National Association serves as the Custodian and American Stock Transfer & Trust Company serves as the Transfer Agent.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the portfolio of investments, as of May 31, 2008, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the Fund's custodian, agent banks, and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Chicago, Illinois
July 24, 2008

ADDITIONAL INFORMATION (UNAUDITED)

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 659-2649, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a transaction fee of $15.00.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or through their website located at www.amstock.com (you will need to know your 10-digit participant number and social security number to gain access to your account online.)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of August 13, 2007, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 10, 2007. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund II voting together elected James A. Bowen for a three-year term, Trustee Niel B. Nielson for a two-year term and Trustee Richard E. Erickson for a one-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of James A. Bowen was 23,766,772, the number of votes against was 166,890 and the number of abstentions was 1,362,278. The number of votes cast in favor of Niel B. Nielson was 23,747,738, the number of votes against was 185,924 and the number of abstentions was 1,362,278. The number of votes cast in favor of Richard E. Erickson was 23,754,041, the number of votes against was 179,621 and the number of abstentions was 1,362,278. The number of votes cast in favor of Thomas R. Kadlec was 3,188, no votes were against and the number of abstentions was 812. The number of votes cast in favor of Robert F. Keith was 3,188, no votes were against and the number of abstentions was 812.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY CONTRACTS

The Board of Trustees of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC (the "Sub-Advisor"), at a meeting held on March 3, 2008. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor meets the Fund's investment objectives. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups and the limitations in creating a relevant peer group for the Fund including the difficulties in comparing (i) funds using different types of leverage, (ii) "pure play" funds such as the Fund with senior loan funds that invest in high yield bonds and (iii) senior loan funds with significantly different asset levels than the Fund's. Based on the information provided, the Board noted that the Fund's management fees were in the third quintile of both the Lipper peer group and the Advisor peer group and that the Fund's expense ratio was in the third and fourth quintiles of the Lipper peer group and the Advisor peer group, respectively. The Board also considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund and noted that the Advisor pays the Sub-Advisor out of the advisory fees it receives from the Fund. Finally, the Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two other closed end funds. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients.

The Board also considered the Fund's performance for the one-, two- and three year periods, as applicable, ended September 30, 2007, as compared to the performance of a relevant benchmark index and to a performance group selected by Lipper. The Board noted that the Fund's performance was in the third quintile of the performance group for the one- and three-year periods and in the fourth quintile of the performance group for the two-year period. The board also noted that the Fund underperformed its benchmark for the one-year period. The Board also considered performance data provided by the Advisor for the one-year and since-inception periods ended December 31, 2007, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. The Board concluded that the Fund's performance was reasonable, particularly in light of the small number of funds managed in a similar "pure play" style, without a high yield bond component.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2007, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be attenuated.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor had added personnel in the past year to improve the quality and consistency of services and anticipated continued investments in personnel and systems. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor, noting that the method used to allocate expenses was not a typical practice of the Sub-Advisor. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

Information pertaining to the Trustees and officers (a) of the Fund is set forth below.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN THE
                                                                                        FIRST TRUST              OTHER
      NAME, ADDRESS,                                                                    FUND COMPLEX         TRUSTEESHIPS OR
    DATE OF BIRTH AND             TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS       OVERSEEN              DIRECTORSHIPS
  POSITION WITH THE FUND          LENGTH OF SERVICE            DURING PAST 5 YEARS      BY TRUSTEE           HELD BY TRUSTEE
-----------------------------  --------------------------  ---------------------------  ------------  -----------------------
                                                   INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee   - One Year Term             Physician; President,             59       None
c/o First Trust Advisors L.P.  - Since Fund                Wheaton Orthopedics;
1001 Warrenville Road            Inception                 Co-owner and Co-Director
Suite 300                                                  (January 1996 to May
Lisle, IL 60532                                            2007), Sports Med Center
D.O.B.: 04/51                                              for Fitness; Limited
                                                           Partner, Gundersen Real
                                                           Estate Partnership; Limited
                                                           Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee      - One Year Term             Senior Vice President and         59       Director of ADM
c/o First Trust Advisors L.P.  - Since Fund                Chief Financial Officer                    Investor Services,
1001 Warrenville Road            Inception                 (May 2007 to Present);                     Inc. and Director of
Suite 300                                                  Vice President and Chief                   Archer Financial
Lisle, IL 60532                                            Financial Officer (1990 to                 Services, Inc.
D.O.B.: 11/57                                              May 2007); ADM Investor
                                                           Services, Inc. (Futures
                                                           Commission Merchant);
                                                           President (May 2005 to
                                                           Present) ADM Derivatives
                                                           Inc.; Registered
                                                           Representative (2000 to
                                                           Present), Segerdahl &
                                                           Company, Inc., an FINRA
                                                           member (Broker-Dealer)

Robert F. Keith, Trustee       - One Year Term             President (2003 to                59       None
c/o First Trust Advisors L.P.  - Since Fund                Present), Hibs Enterprises
1001 Warrenville Road,           Inception                 (Financial and
Suite 300                                                  Management Consulting);
Lisle, IL 60532                                            President (2001 to 2003),
D.O.B.: 11/56                                              Aramark Service Master
                                                           Management; President
                                                           and Chief Operating
                                                           Officer (1998 to 2003),
                                                           Service Master
                                                           Management Services

Niel B. Nielson, Trustee       - Two Year Term             President (June 2002 to           59       Director of
c/o First Trust Advisors L.P.  - Since Fund                Present), Covenant College                 Covenant Transport,
1001 Warrenville Road            Inception                                                            Inc.
Suite 300
Lisle, IL 60532
D.O.B.: 03/54

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN THE
                                                                                        FIRST TRUST              OTHER
      NAME, ADDRESS,                                                                    FUND COMPLEX         TRUSTEESHIPS OR
    DATE OF BIRTH AND             TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS       OVERSEEN              DIRECTORSHIPS
  POSITION WITH THE FUND          LENGTH OF SERVICE            DURING PAST 5 YEARS      BY TRUSTEE           HELD BY TRUSTEE
-----------------------------  --------------------------  ---------------------------  ------------  --------------------------
                                                   INDEPENDENT TRUSTEES

James A. Bowen(1), Trustee,    - Three Year                President, First Trust            59       Trustee of Wheaton College
President, Chairman of the       Trustee Term and          Advisors L.P. and First
Board and CEO                    Indefinite Officer        Trust Portfolios L.P.;
1001 Warrenville Road            Term                      Chairman of the Board of
Suite 300                      - Since Fund                Directors, BondWave LLC
Lisle, IL 60532                  Inception                 (Software Development
D.O.B.: 09/55                                              Company/ Broker-Dealer)
                                                           and Stonebridge Advisors
                                                           LLC (Investment Advisor)

     NAME, ADDRESS              POSITION AND OFFICES          TERM OF OFFICE AND        PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH                  WITH FUND               LENGTH OF SERVICE         DURING PAST 5 YEARS
-----------------------------  --------------------------  ---------------------------  --------------------------------------
                                               OFFICERS WHO ARE NOT TRUSTEES(2)
Mark R. Bradley                Treasurer, Controller,      - Indefinite term            Chief Financial Officer, First Trust
1001 Warrenville Road,         Chief Financial Officer     - Since Fund Inception       Advisors L.P. and First Trust
Suite 300                      and Chief Accounting                                     Portfolios L.P.; Chief Financial
Lisle, IL 60532                Officer                                                  Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                           Development Company/Broker-
                                                                                        Dealer) and Stonebridge Advisors
                                                                                        LLC (Investment Advisor)

James M. Dykas                 Assistant Treasurer         - Indefinite term            Senior Vice President (April 2007 to
1001 Warrenville Road,                                     - Since Fund Inception       Present), Vice President (January 2005
Suite 300                                                                               to April 2007), First Trust Advisors
Lisle, IL 60532                                                                         L.P. and First Trust Portfolios L.P.;
D.O.B.: 01/66                                                                           Executive Director (December 2002 to
                                                                                        January 2005), Vice President
                                                                                        (December 2000 to December 2002),
                                                                                        Van Kampen Asset Management and
                                                                                        Morgan Stanley Investment
                                                                                        Management

----------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

       NAME, ADDRESS,           POSITION AND OFFICES       TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH               WITH FUND              LENGTH OF SERVICE          DURING PAST 5 YEARS
-----------------------------  ------------------------  -----------------------  ---------------------------------------

                               OFFICERS WHO ARE NOT TRUSTEES(2) - (CONTINUED)

Christopher R. Fallow          Assistant Vice President  -  Indefinite term       Assistant Vice President (August 2006
1001 Warrenville Road,                                   -  Since Fund Inception  to Present), Associate (January 2005
Suite 300                                                                         to August 2006), First Trust Advisors
Lisle, IL 60532                                                                   L.P. and First Trust Portfolios L.P.;
D.O.B.: 04/79                                                                     Municipal Bond Trader (July 2001 to
                                                                                  January 2005), BondWave LLC
                                                                                  (Software Development
                                                                                  Company/Broker-Dealer)

W. Scott Jardine               Secretary and Chief       -  Indefinite term       General Counsel, First Trust Advisors
1001 Warrenville Road,         Compliance Officer        -  Since Fund Inception  L.P. and First Trust Portfolios L.P.;
Suite 300                                                                         Secretary, BondWave LLC (Software
Lisle, IL 60532                                                                   Development Company/Broker-
D.O.B.: 05/60                                                                     Dealer) and Stonebridge Advisors
                                                                                  LLC (Investment Advisor)

Daniel J. Lindquist            Vice President            -  Indefinite term       Senior Vice President (September
1001 Warrenville Road,                                   -  Since Fund Inception  2005 to Present), Vice President (April
Suite 300                                                                         2004 to September 2005), First Trust
Lisle, IL 60532                                                                   Advisors L.P. and First Trust
D.O.B.: 02/70                                                                     Portfolios L.P.; Chief Operating
                                                                                  Officer (January 2004 to April 2004),
                                                                                  Mina Capital Management, LLC;
                                                                                  Chief Operating Officer (April 2000 to
                                                                                  January 2004), Samaritan Asset
                                                                                  Management Services, Inc.

Coleen O. Lynch                Assistant Vice President     - Indefinite term     Assistant Vice President (January
1001 Warrenville Road,                                      - Since July, 2008    2008 to Present), First Trust Advisors
Suite 300                                                                         L.P. and First Trust Portfolios L.P.;
Lisle, IL 60532                                                                   Vice President (May 1998 to January
D.O.B.: 07/58                                                                     2008), Van Kampen Asset
                                                                                  Management and Morgan Stanley
                                                                                  Investment Management

Kristi A. Maher                Assistant Secretary       -  Indefinite term       Deputy General Counsel (May 2007
1001 Warrenville Road,                                   -  Since Fund Inception  to Present), Assistant General Counsel
Suite 300                                                                         (March 2004 to May 2007), First Trust
Lisle, IL 60532                                                                   Advisors L.P. and First Trust
D.O.B.: 12/66                                                                     Portfolios L.P.; Associate (December
                                                                                  1995 to March 2004), Chapman and
                                                                                  Cutler LLP

----------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

 PRIVACY POLICY

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
                                  MAY 31, 2008

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

-    Information about your transactions with us, our affiliates or others;

-    Information we receive from your inquiries by mail, e-mail or telephone;
     and

- Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

- In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

- We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
515 South Flower Street, Suite 1600
Los Angeles, CA 90071

CUSTODIAN
JPMorgan Chase Bank, National Association
3 Chase Metrotech Center, 6th Floor
Brooklyn, NY 11245

ADMINISTRATOR & FUND ACCOUNTANT
JPMorgan Investor Services Co.
73 Tremont Street
Boston, MA 02108

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane, Plaza Level
New York, NY 10038

BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $45,000 for 2007 and $60,500 for 2008.

     (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

     AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2007 and $5,002 for 2008. These fees were for additional audit work.

     (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,850 in 2007 and $5,000 in 2008. These fees were for tax consultation and tax preparation.

     TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2007 and $0 for 2008.

     (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $6,336 for 2007 and $0 for 2008. These fees were for compliance consulting services.

     ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $40,072 for 2007 and $0 for 2008. These fees were for compliance consulting.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
(d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

               (b)  0%

               (c)  0%

               (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2007 were $11,186 and $65,072 for the Registrant and the Registrant's investment adviser and for 2008 were $5,000 and $19,502 for the Registrant and the Registrant's investment adviser, respectively.

     (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

     First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

     1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

     2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

     3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

     4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

     5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

     6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

     7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated: September 15, 2003

                            (RISKMETRICS GROUP LOGO)

                    2008 U.S. Proxy Voting Guidelines Summary

                             ISS Governance Services

                                December 17, 2007

Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

                      Risk Management | RiskMetrics Labs |
             ISS Governance Services | Financial Research & Analysis

                               www.riskmetrics.com

RISKMETRICS Group                                            www.riskmetrics.com

                             ISS GOVERANCE SERVICES
                    2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                 EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                              UPDATED DEC 17, 2007

The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services ("ISS") Proxy Voting Manual.

Table of Contents

1. OPERATIONAL ITEMS..........................................................    6
   Adjourn Meeting............................................................    6
   Amend Quorum Requirements..................................................    6
   Amend Minor Bylaws.........................................................    6
   Auditor Indemnification and Limitation of Liability........................    6
   Auditor Ratification.......................................................    6
   Change Company Name........................................................    7
   Change Date, Time, or Location of Annual Meeting...........................    7
   Transact Other Business....................................................    7

2. BOARD OF DIRECTORS:........................................................    8
   Voting on Director Nominees in Uncontested Elections.......................    8
   2008 Classification of Directors...........................................   10
   Age Limits.................................................................   11
   Board Size.................................................................   11
   Classification/Declassification of the Board...............................   12
   Cumulative Voting..........................................................   12
   Director and Officer Indemnification and Liability Protection..............   12
   Establish/Amend Nominee Qualifications.....................................   12
   Filling Vacancies/Removal of Directors.....................................   13
   Independent Chair (Separate Chair/CEO).....................................   13
   Majority of Independent Directors/Establishment of Committees..............   14
   Majority Vote Shareholder Proposals........................................   14
   Office of the Board........................................................   14
   Open Access................................................................   14
   Performance Test for Directors.............................................   15
   Stock Ownership Requirements...............................................   16
   Term Limits................................................................   16

3. PROXY CONTESTS.............................................................   17
   Voting for Director Nominees in Contested Elections........................   17
   Reimbursing Proxy Solicitation Expenses....................................   17
   Confidential Voting........................................................   17

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES............................   18
   Advance Notice Requirements for Shareholder Proposals/Nominations..........   18
   Amend Bylaws without Shareholder Consent...................................   18
   Poison Pills...............................................................   18
   Shareholder Ability to Act by Written Consent..............................   18
   Shareholder Ability to Call Special Meetings...............................   19


                  2008 US PROXY VOTING GUIDELINES SUMMARY -2-

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RISKMETRICS Group                                            www.riskmetrics.com

   Supermajority Vote Requirements............................................   19

5. MERGERS AND CORPORATE RESTRUCTURINGS.......................................   20
OVERALL APPROACH..............................................................   20
   Appraisal Rights...........................................................   20
   Asset Purchases............................................................   20
   Asset Sales................................................................   20
   Bundled Proposals..........................................................   21
   Conversion of Securities...................................................   21
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse Leveraged Buyouts/Wrap Plans..............................   21
   Formation of Holding Company...............................................   21
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)....   22
   Joint Ventures.............................................................   22
   Liquidations...............................................................   22
   Mergers and Acquisitions/ Issuance of Shares to Facilitate
      Merger or Acquisition...................................................   22
   Private Placements/Warrants/Convertible Debentures.........................   23
   Spinoffs...................................................................   23
   Value Maximization Proposals...............................................   23

6. STATE OF INCORPORATION.....................................................   24
   Control Share Acquisition Provisions.......................................   24
   Control Share Cash-Out Provisions..........................................   24
   Disgorgement Provisions....................................................   24
   Fair Price Provisions......................................................   24
   Freeze-Out Provisions......................................................   25
   Greenmail..................................................................   25
   Reincorporation Proposals..................................................   25
   Stakeholder Provisions.....................................................   25
   State Antitakeover Statutes................................................   25

7. CAPITAL STRUCTURE..........................................................   26
   Adjustments to Par Value of Common Stock...................................   26
   Common Stock Authorization.................................................   26
   Dual-Class Stock...........................................................   26
   Issue Stock for Use with Rights Plan.......................................   26
   Preemptive Rights..........................................................   26
   Preferred Stock............................................................   27
   Recapitalization...........................................................   27
   Reverse Stock Splits.......................................................   27
   Share Repurchase Programs..................................................   28
   Stock Distributions: Splits and Dividends..................................   28
   Tracking Stock.............................................................   28

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................   29
EQUITY COMPENSATION PLANS.....................................................   29
   Cost of Equity Plans.......................................................   29
   Repricing Provisions.......................................................   29
   Pay-for-Performance Disconnect.............................................   30
   Three-Year Burn Rate/Burn Rate Commitment..................................   31
   Poor Pay Practices.........................................................   33

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:.........   34
   Dividend Equivalent Rights.................................................   34


                  2008 US PROXY VOTING GUIDELINES SUMMARY -3-

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RISKMETRICS Group                                            www.riskmetrics.com

   Liberal Share Recycling Provisions.........................................   34
   Option Overhang Cost.......................................................   34

OTHER COMPENSATION PROPOSALS AND POLICIES.....................................   35
   401(k) Employee Benefit Plans..............................................   35
   Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals..   35
   Director Compensation......................................................   36
   Director Retirement Plans..................................................   36
   Employee Stock Ownership Plans (ESOPs).....................................   36
   Employee Stock Purchase Plans-- Qualified Plans............................   37
   Employee Stock Purchase Plans-- Non-Qualified Plans........................   37
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
      Compensation Proposals)........................... .....................   37
   Options Backdating.........................................................   38
   Option Exchange Programs/Repricing Options.................................   38
   Stock Plans in Lieu of Cash................................................   39
   Transfer Programs of Stock Options.........................................   39

SHAREHOLDER PROPOSALS ON COMPENSATION.........................................   40
   Advisory Vote on Executive Compensation (Say-on-Pay).......................   40
   Compensation Consultants- Disclosure of Board or Company's Utilization.....   40
   Disclosure/Setting Levels or Types of Compensation for
      Executives and Directors....................................... ........   40
   Pay for Superior Performance...............................................   40
   Performance-Based Awards...................................................   41
   Pension Plan Income Accounting.............................................   41
   Pre-Arranged Trading Plans (10b5-1 Plans)..................................   41
   Recoup Bonuses.............................................................   42
   Severance Agreements for Executives/Golden Parachutes......................   42
   Share Buyback Holding Periods..............................................   42
   Stock Ownership or Holding Period Guidelines...............................   42
   Supplemental Executive Retirement Plans (SERPs)............................   43
   Tax Gross-Up Proposals.....................................................   43

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES...............................   44

ANIMAL WELFARE................................................................   44
   Animal Testing.............................................................   44
   Animal Welfare Policies....................................................   44
   Controlled Atmosphere Killing (CAK)........................................   44

CONSUMER ISSUES...............................................................   44
   Genetically Modified Ingredients...........................................   44
   Consumer Lending...........................................................   45
   Pharmaceutical Pricing.....................................................   45
   Pharmaceutical Product Reimportation.......................................   45
   Product Safety and Toxic Materials.........................................   46
   Tobacco....................................................................   46

DIVERSITY.....................................................................   47
   Board Diversity............................................................   47
   Equality of Opportunity and Glass Ceiling..................................   47
   Sexual Orientation and Domestic Partner Benefits...........................   48

CLIMATE CHANGE AND THE ENVIRONMENT............................................   48
   Climate Change.............................................................   48
   Concentrated Area Feeding Operations (CAFO)................................   48
   Energy Efficiency..........................................................   48
   Facility Safety (Nuclear and Chemical Plant Safety)........................   49


                  2008 US PROXY VOTING GUIDELINES SUMMARY -4-

RISKMETRICS Group                                            www.riskmetrics.com

   General Environmental Reporting............................................   49
   Greenhouse Gas Emissions...................................................   49
   Operations in Protected Areas..............................................   49
   Recycling..................................................................   49
   Renewable Energy...........................................................   49

GENERAL CORPORATE ISSUES......................................................   50
   Charitable Contributions...................................................   50
   CSR Compensation-Related Proposals.........................................   50
   HIV/AIDS...................................................................   50
   Lobbying Expenditures/Initiatives..........................................   51
   Political Contributions and Trade Associations Spending....................   51

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS..........................   51
   China Principles...........................................................   51
   Codes of Conduct...........................................................   52
   Community Impact Assessments...............................................   52
   Foreign Military Sales/Offsets.............................................   52
   Internet Privacy and Censorship............................................   52
   MacBride Principles........................................................   53
   Nuclear and Depleted Uranium Weapons.......................................   53
   Operations in High Risk Markets............................................   53
   Outsourcing/Offshoring.....................................................   53
   Vendor Standards...........................................................   53

SUSTAINABILITY................................................................   54
   Sustainability Reporting...................................................   54

10. MUTUAL FUND PROXIES.......................................................   55
   Election of Directors......................................................   55
   Converting Closed-end Fund to Open-end Fund................................   55
   Proxy Contests.............................................................   55
   Investment Advisory Agreements.............................................   55
   Approving New Classes or Series of Shares..................................   55
   Preferred Stock Proposals..................................................   55
   1940 Act Policies..........................................................   56
   Changing a Fundamental Restriction to a Nonfundamental Restriction.........   56
   Change Fundamental Investment Objective to Nonfundamental..................   56
   Name Change Proposals......................................................   56
   Change in Fund's Subclassification.........................................   56
   Disposition of Assets/Termination/Liquidation..............................   56
   Changes to the Charter Document............................................   56
   Changing the Domicile of a Fund............................................   57
   Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval.................................. .................   57
   Distribution Agreements....................................................   57
   Master-Feeder Structure....................................................   57
   Mergers....................................................................   57

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS........................................   57
   Establish Director Ownership Requirement...................................   57
   Reimburse Shareholder for Expenses Incurred................................   58
   Terminate the Investment Advisor...........................................   58

                  2008 US PROXY VOTING GUIDELINES SUMMARY -5-

RISKMETRICS Group                                            www.riskmetrics.com

1. Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     - The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

     -    Motivation and rationale for establishing the agreements;

     -    Quality of disclosure; and

     -    Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees


                  2008 US PROXY VOTING GUIDELINES SUMMARY -6-

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RISKMETRICS Group                                            www.riskmetrics.com

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


                  2008 US PROXY VOTING GUIDELINES SUMMARY -7-

RISKMETRICS Group                                            www.riskmetrics.com

2. Board of Directors:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

----------
(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.


                  2008 US PROXY VOTING GUIDELINES SUMMARY -8-

RISKMETRICS Group                                            www.riskmetrics.com

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     - The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     - Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


                  2008 US PROXY VOTING GUIDELINES SUMMARY -9-

RISKMETRICS Group                                            www.riskmetrics.com

2008 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates(1);

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer(2);

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company(3);

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(4)

     - Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

     - Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;

     - Relative(5) of a current Section 16 officer of company or its affiliates;

     - Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

     - Relative(5) of former Section 16 officer, of company or its affiliate within the last five years;

     - Currently provides (or a relative(5) provides) professional services(6) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

     - Employed by (or a relative(5) is employed by) a significant customer or supplier(7);

     - Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (7)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (8)

     -    Founder (9) of the company but not currently an employee;

     - Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

 INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material(10) connection to the company other than a board seat.

FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief

                  2008 US PROXY VOTING GUIDELINES SUMMARY -10-

RISKMETRICS Group                                            www.riskmetrics.com

     executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(7) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(8) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(9) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(10) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.


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RISKMETRICS Group                                            www.riskmetrics.com

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

     - The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and

     - The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

----------
(2) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.


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RISKMETRICS Group                                            www.riskmetrics.com

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

               - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

               - serves as liaison between the chairman and the independent directors;

               -    approves information sent to the board;

               -    approves meeting agendas for the board;

               - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

               - has the authority to call meetings of the independent directors;

               - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     - The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

     - The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

     -    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.


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RISKMETRICS Group                                            www.riskmetrics.com

* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

     -    The ownership threshold proposed in the resolution;

     - The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.


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RISKMETRICS Group                                            www.riskmetrics.com

PERFORMANCE TEST FOR DIRECTORS

On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the framework:

METRICS                    BASIS OF EVALUATION    WEIGHTING      2ND WEIGHTING
-----------------------   ---------------------   ---------   ------------------
Operational Performance                                                50%

5-year Average pre-tax    Management efficiency      33.3%
operating ROIC or ROAA*   in deploying assets

5-year Sales Growth       Top-Line                   33.3%

5-year EBITDA Growth      Core-earnings              33.3%
or Operating Income
Growth*

Sub Total                                            100%

Stock Performance                                                      50%

5-year TSR                Market

Total                                                                 100%

*    Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

     -    Year-to-date performance;

     -    Situational circumstances;

     -    Change in management/board;

     -    Overall governance practices.


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RISKMETRICS Group                                            www.riskmetrics.com

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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

RISKMETRICS Group                                            www.riskmetrics.com

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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

RISKMETRICS Group                                            www.riskmetrics.com

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.


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

RISKMETRICS Group                                            www.riskmetrics.com

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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

RISKMETRICS Group                                            www.riskmetrics.com

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:


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RISKMETRICS Group                                            www.riskmetrics.com

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;


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RISKMETRICS Group                                            www.riskmetrics.com

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     -    Offer price/premium;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives/offers considered; and

     -    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION


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

RISKMETRICS Group                                            www.riskmetrics.com

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.


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RISKMETRICS Group                                            www.riskmetrics.com

6. State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


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RISKMETRICS Group                                            www.riskmetrics.com

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     -    The reasons for reincorporating;

     -    A comparison of the governance provisions;

     -    Comparative economic benefits; and

     -    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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RISKMETRICS Group                                            www.riskmetrics.com

7. Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


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RISKMETRICS Group                                            www.riskmetrics.com

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.


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RISKMETRICS Group                                            www.riskmetrics.com

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.


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RISKMETRICS Group                                            www.riskmetrics.com

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.


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RISKMETRICS Group                                            www.riskmetrics.com

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR-PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     - There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    The main source of the pay increase (over half) is equity-based; and

     -    The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

               -    Base salary, bonus, long-term incentives;

               - Accumulative realized and unrealized stock option and restricted stock gains;

               - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

               - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

               - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

               -    Payment if termination occurs within 12 months: $_____;

               - Payment if "not for cause" termination occurs within 12 months: $_____;

               - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this


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RISKMETRICS Group                                            www.riskmetrics.com

          disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

----------
(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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RISKMETRICS Group                                            www.riskmetrics.com

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

                              2008 BURN RATE TABLE

                                                 RUSSELL 3000                  NON-RUSSELL 3000
                                               ----------------                ----------------
                                                       STANDARD                        STANDARD
GICS        DESCRIPTION                        MEAN   DEVIATION   MEAN+STDEV   MEAN   DEVIATION   MEAN+STDEV
---------   --------------------------------   ----   ---------   ----------   ----   ---------   ----------
   1010     Energy                             1.71%     1.39%       3.09%     2.12%     2.31%       4.43%
   1510     Materials                          1.16%     0.77%       1.93%     2.23%     2.26%       4.49%
   2010     Capital Goods                      1.51%     1.04%       2.55%     2.36%     2.03%       4.39%
   2020     Commercial Services & Supplies     2.35%     1.70%       4.05%     2.20%     2.03%       4.23%
   2030     Transportation                     1.59%     1.22%       2.80%     2.02%     2.08%       4.10%
   2510     Automobiles & Components           1.89%     1.10%       2.99%     1.73%     2.05%       3.78%
   2520     Consumer Durables & Apparel        2.02%     1.31%       3.33%     2.10%     1.94%       4.04%
   2530     Hotels Restaurants & Leisure       2.15%     1.18%       3.33%     2.32%     1.93%       4.25%
   2540     Media                              1.92%     1.35%       3.27%     3.33%     2.60%       5.93%
   2550     Retailing                          1.86%     1.04%       2.90%     3.15%     2.65%       5.80%
   3010,    Food & Staples Retailing
3020,3030                                      1.69%     1.23%       2.92%     1.82%     2.03%       3.85%
   3510     Health Care Equipment & Services   2.90%     1.67%       4.57%     3.75%     2.65%       6.40%
   3520     Pharmaceuticals & Biotechnology    3.30%     1.66%       4.96%     4.92%     3.77%       8.69%
   4010     Banks                              1.27%     0.88%       2.15%     1.07%     1.12%       2.19%
   4020     Diversified Financials             2.45%     2.07%       4.52%     4.41%     5.31%       9.71%
   4030     Insurance                          1.21%     0.93%       2.14%     2.07%     2.28%       4.35%
   4040     Real Estate                        1.04%     0.81%       1.85%     0.80%     1.21%       2.02%
   4510     Software & Services                3.81%     2.30%       6.11%     5.46%     3.81%       9.27%
   4520     Technology Hardware & Equipment    3.07%     1.74%       4.80%     3.43%     2.40%       5.83%
   4530     Semiconductors & Semiconductor
            Equipment                          3.78%     1.81%       5.59%     4.51%     2.30%       6.81%
   5010     Telecommunication Services         1.57%     1.23%       2.80%     2.69%     2.41%       5.10%
   5510     Utilities                          0.72%     0.50%       1.22%     0.59%     0.66%       1.25%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

ANNUAL STOCK PRICE VOLATILITY         MULTIPLIER
-----------------------------------   --------------------------------------------------
54.6% and higher                      1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%   1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%   1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%   1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%    1 full-value award will count as 3.5 option shares
Less than 7.9%                        1 full-value award will count as 4.0 option shares


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RISKMETRICS Group                                           www.riskmetrics.com

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

     -    Egregious employment contracts:

          - Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

     -    Excessive perks:

          - Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

     - Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

          - Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

          - Inclusion of additional years of service not worked that result in significant payouts

          - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

          -    Excessive "make whole" provisions;

          -    Any of the poor pay practices listed in this policy;

     -    Excessive severance and/or change-in-control provisions:

          - Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

          - Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

          - Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

          - Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

     -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy);

     - Other excessive compensation payouts or poor pay practices at the company.


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RISKMETRICS Group                                           www.riskmetrics.com

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST

Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     - PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     - OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

               - The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

               - The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

               -    The general vesting provisions of option grants; and

               - The distribution of outstanding option grants with respect to the named executive officers;

     - DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the


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RISKMETRICS Group                                           www.riskmetrics.com

          sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     - COMPENSATION PRACTICES: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1. The following FIVE GLOBAL PRINCIPLES apply to all markets:

     - Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

     - Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

     - Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

     - Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

     - Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

RELATIVE CONSIDERATIONS:

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;


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RISKMETRICS Group                                           www.riskmetrics.com

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

DESIGN CONSIDERATIONS:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

COMMUNICATION CONSIDERATIONS:

     - Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).


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RISKMETRICS Group                                           www.riskmetrics.com

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.


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RISKMETRICS Group                                           www.riskmetrics.com

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to


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RISKMETRICS Group                                           www.riskmetrics.com

suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     -    Eligibility;

     -    Vesting;

     -    Bid-price;

     -    Term of options;

     - Transfer value to third-party financial institution, employees and the company.


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RISKMETRICS Group                                           www.riskmetrics.com

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

     - Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

     - Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

     - Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

     - Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;


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RISKMETRICS Group                                           www.riskmetrics.com

     - Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

- First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

- Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     - Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

     - Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;


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RISKMETRICS Group                                           www.riskmetrics.com

     - Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

     - Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

     -    An executive may not trade in company stock outside the 10b5-1 Plan.

     - Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

     -    If the company has adopted a formal recoupment bonus policy; or

     - If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

     - Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:


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RISKMETRICS Group                                           www.riskmetrics.com

               -    Rigorous stock ownership guidelines, or

               - A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

               -    A meaningful retention ratio,

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


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RISKMETRICS Group                                           www.riskmetrics.com

9. Corporate Social Responsibility (CSR) Issues

ANIMAL WELFARE

ANIMAL TESTING

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

ANIMAL WELFARE POLICIES

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;


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RISKMETRICS Group                                           www.riskmetrics.com

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING

Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of the lending products in question;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

PHARMACEUTICAL PRODUCT REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.


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RISKMETRICS Group                                           www.riskmetrics.com

PRODUCT SAFETY AND TOXIC MATERIALS

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

     - The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

     - The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

     - The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.


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RISKMETRICS Group                                           www.riskmetrics.com

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUALITY OF OPPORTUNITY AND GLASS CEILING

Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and


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RISKMETRICS Group                                           www.riskmetrics.com

     - The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company's EEO1 data or the composition of the company's workforce considering:

     - Existing disclosure on the company's diversity initiatives and policies;

     - Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

SEXUAL ORIENTATION AND DOMESTIC PARTNER BENEFITS

Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     - The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFO)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENERGY EFFICIENCY

Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

     - The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;

     - The company's level of participation in voluntary energy efficiency programs and initiatives;


                  2008 US PROXY VOTING GUIDELINES SUMMARY -48-

RISKMETRICS Group                                           www.riskmetrics.com

     - The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and

     - The company's energy efficiency policies and initiatives relative to industry peers.

FACILITY SAFETY (NUCLEAR AND CHEMICAL PLANT SAFETY)

Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

     -    The company's compliance with applicable regulations and guidelines;

     - The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

     - The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL REPORTING

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GREENHOUSE GAS EMISSIONS

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

     - Operations in the specified regions are not permitted by current laws or regulations;

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY


                  2008 US PROXY VOTING GUIDELINES SUMMARY -49-

RISKMETRICS Group                                           www.riskmetrics.com

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR COMPENSATION-RELATED PROPOSALS

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay;

     -    Independence of the compensation committee;

     -    Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers; and

     -    Company donations to healthcare providers operating in the region.


                  2008 US PROXY VOTING GUIDELINES SUMMARY -50-

RISKMETRICS Group                                           www.riskmetrics.com

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and


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

RISKMETRICS Group                                           www.riskmetrics.com

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

CODES OF CONDUCT

Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

     - The degree to which existing human rights policies and practices are disclosed;

     - Whether or not existing policies are consistent with internationally recognized labor standards;

     -    Whether company facilities are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     -    The company's primary business model and methods of operation;

     - Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices; and

     -    Union presence in company's international factories.

COMMUNITY IMPACT ASSESSMENTS

Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

     - Current disclosure of applicable risk assessment report(s) and risk management procedures;

     - The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

     - The nature, purpose, and scope of the company's operations in the specific region(s); and,

     - The degree to which company policies and procedures are consistent with industry norms.

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

     - The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

     - Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

     - The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

     - The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

     - The level of controversy or litigation related to the company's international human rights policies and procedures.


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

RISKMETRICS Group                                           www.riskmetrics.com

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

     -    MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;
          and

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

NUCLEAR AND DEPLETED URANIUM WEAPONS

Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS

Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

     - The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

     - Current disclosure of applicable risk assessment(s) and risk management procedures;

     -    Compliance with U.S. sanctions and laws;

     -    Consideration of other international policies, standards, and laws;
          and

     - Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

VENDOR STANDARDS

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:


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

RISKMETRICS Group                                           www.riskmetrics.com

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.


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

RISKMETRICS Group                                           www.riskmetrics.com

10. Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.


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

RISKMETRICS Group                                           www.riskmetrics.com

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;


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

RISKMETRICS Group                                           www.riskmetrics.com

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT


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

RISKMETRICS Group                                           www.riskmetrics.com

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


                  2008 US PROXY VOTING GUIDELINES SUMMARY -58-

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

     Four Corners Capital Management LLC, the registrant's sub-advisor ("Four Corners") manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes and other debt instruments and may manage portfolios of high yield bonds. Michael P. McAdams, Chief Executive Officer and Robert I. Bernstein, Chief Investment Officer, are co-portfolio managers of the registrant. Mr. McAdams' involvement in the investment process primarily relates to oversight and strategic direction, while Mr. Bernstein has primary responsibility for the day-to-day investment decisions. Both Mr. Bernstein and Mr. McAdams are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer.

     Robert I. Bernstein has been a Managing Director and Chief Investment Officer of Four Corners since November 2001. Michael P. McAdams has been the Managing Director, President and Chief Executive Officer of Four Corners since September 2001.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST AS OF MAY 31, 2008

                                                                                                               Total Assets
                                                                  Total                      # of Accounts         that
                                                                  # of                       Managed that      Advisory Fee
Name of Portfolio Manager                                       Accounts   Total ASSETS   Advisory Fee Based     Based on
or Team Member                       Type of Accounts            Managed   ($ millions)     on Performance      Performance
-------------------------   ---------------------------------   --------   ------------   ------------------   ------------
1. ROBERT I. BERNSTEIN      Registered Investment Companies*:       3        $  277.87             0             $       0
                            Other Pooled Investment Vehicles:       4        $1,104.57             4             $1,104.57
                            Other Accounts:                         8        $1,662.06             0             $       0
2. MICHAEL P. MCADAMS       Registered Investment Companies*:       3        $  277.87             0             $       0
                            Other Pooled Investment Vehicles:       4        $1,045.58             4             $1,104.57
                            Other Accounts:                         8        $1,810.20             0             $       0

*    Information excludes the registrant.

POTENTIAL CONFLICTS OF INTERESTS

     In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

     Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Currently, the registrant's Portfolio Managers are also Principals of Four Corners, and thus also maintain a percentage equity ownership of the firm. From time to time, individuals on the Management Team may also be offered equity ownership in the firm.

     The Portfolio Managers' and Management Team's compensation (e.g., base salary and bonus) is determined by the profitability of Four Corners as a firm without regard to the performance of any one particular fund. The Portfolio Managers and the Management Team have no direct incentive to take undue risks when individual fund performance is lagging.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

                                Dollar ($) Range
Name of Portfolio Manager or     of Fund Shares
Team Member                    Beneficially Owned
----------------------------   ------------------
Michael P. McAdams                $0 (0 Shares)

Robert I. Bernstein               $0 (0 shares)

          Information Provided as of May 31, 2008.

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Four Corners Senior Floating Rate Income Fund II


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date: July 17, 2008
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ----------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date: July 17, 2008
      -------------

By (Signature and Title)* /s/ Mark R. Bradley
                          ----------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief
                          Accounting Officer
                          (principal financial officer)

Date: July 17, 2008
      -------------

* Print the name and title of each signing officer under his or her signature.